MASTER COMBINATION AGREEMENT





                                  by and among





                       NDA CLINICAL TRIAL SERVICES, INC.,

                          VARIOUS STOCKHOLDERS OF NDA,

                                       and

                      GLOBAL UNILABS CLINICAL TRIALS, LTD.








                          Dated as of January 31, 1997








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                          MASTER COMBINATION AGREEMENT


         This Master Combination Agreement dated as of January 31, 1997, by and among:

NDA CLINICAL TRIAL SERVICES, INC. ("NDA"), a corporation organized under the laws of the State of Delaware, with its principal place of business at 260 Smith Street, Farmingdale, New York, 11735;

VARIOUS STOCKHOLDERS OF NDA ("NDA Stockholders"), as set forth on Schedule PRE-2, not including GUCT (as defined below); and

GLOBAL UNILABS CLINICAL TRIALS, LTD. ("GUCT"), a British Virgin
Islands corporation, with its principal place of business at 207-
208 Neptune House, Marina Bay, Gibraltar.


                              W I T N E S S E T H :


         WHEREAS, NDA, GUCT and the NDA Stockholders wish to enter into various transactions pursuant to which:

                  (i) Prior to the events set forth in (ii), (iii) and (iv) below, certain NDA Stockholders and GUCT will convert $2,755,650 of outstanding loans to NDA into an aggregate of 18,371 shares of NDA Class A Voting Common Stock ("NDA Class A Stock") as set forth in Section 1.2 below, and GUCT will convert (pound)326,419, or its US Dollar equivalent, of outstanding loans to UCT (as hereinafter defined) in exchange for 326,419 shares of UCT as set forth in
Section 1.4 below;
                  (ii) Immediately following the events set forth in (i) above, the NDA Stockholders and GUCT will transfer all of their outstanding shares of capital stock of NDA to a newly formed holding company to be incorporated under the laws of Delaware ("International") in exchange for the issuance of 70,101 shares of the capital stock of International, as set forth in Section 1.3 below;

                  (iii) Simultaneously with the events set forth in (ii) above, GUCT will transfer all of its outstanding shares of Unilabs Clinical Trials Limited ("UCT"), a company incorporated in England and Wales (Registered No. 2626808), with its registered office at Bewlay House, 32 Jamestown Road, Camden, London NW17BY, England and all its outstanding shares of Pharmasoft, SA, ("Pharmasoft"), a Swiss corporation, with its principal place of business at 51, rue des Moulins, 2000, Neuchatel, Switzerland to International in exchange for the issuance of 82,597 shares of the capital stock of International, as set forth in Section 1.4 below; and


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                  (iv)  Simultaneously  with the  events  set  forth in (ii) and
(iii) above, GUCT will make a capital contribution aggregating $2,203,050 in exchange for the issuance of an aggregate of 14,687 shares of the capital stock of International, as set forth in Section 1.5 below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


SECTION 1.                 PARTICIPATION IN TRANSACTION; SALE AND EXCHANGE OF
                           SECURITIES.

         Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein.

         1.1. Formation and Capitalization of International. Promptly after the date hereof, and prior to the Closing (as defined in Section 2.1 below) the parties will cooperate to form and establish under the laws of Delaware a corporation to be known as UCT International, Inc. (previously defined as "International"). International's initial authorized capital shall consist of 22,000,000 shares of common stock, $.01 par value ("International Shares"), and 3,000,000 shares of Preferred Stock ("International Preferred Shares"), to be issued in series from time to time with such rights, preferences and privileges as will be determined by the International Board of Directors subject to the terms of the International Stockholders' Agreement as defined in Section 1.6 below. The Certificate of Incorporation and By-laws of International will be in the forms attached hereto as Annex 1.1.

         1.2. Conversion of NDA Loans to Equity. At the Closing and immediately prior to the transactions described in Sections 1.3, 1.4 and 1.5 below, GUCT, Poly Ventures II, Limited Partnership ("Poly"), the Long Island Venture Fund, L.P. ("LIVF") and David A. Deutsch ("Deutsch") (the latter three persons each being NDA Stockholders and parties hereto, which entities and GUCT shall collectively be known as the "Converting NDA Stockholders") shall convert the principal balance and accrued but unpaid interest on their outstanding loans to NDA to newly issued shares of NDA Class A Stock (the "Converted NDA Shares") at the rate of $150 of outstanding principal and accrued but unpaid interest for each Converted NDA Share. The principal balance and accrued interest on said loans aggregate $1,890,900 for GUCT (which includes the "Deutsch Indebtedness" as defined below), $580,000 for Poly, $239,750 for LIVF and $45,000 for Deutsch. Immediately prior to said conversion, David Deutsch, who currently is owed the principal amount of $411,000 plus accrued interest of $25,000 by NDA (the

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"Deutsch  Indebtedness"),  will transfer his entire right, title and interest to the Deutsch Indebtedness to GUCT and GUCT will pay Deutsch an amount equal to the Deutsch Indebtedness, against receipt of said assignment.

         1.3. Exchange of Outstanding and Converted NDA Shares for International Shares. At the Closing and immediately after the transaction described in
Section 1.2 above, (i) the NDA Stockholders and GUCT shall transfer and assign to International all of their respective shares of capital stock of NDA, representing all outstanding capital stock of NDA prior to the transactions contemplated hereby ("Outstanding NDA Shares," which term does not include the Converted NDA Shares), subject to Section 9.1(c); and (ii) each of the Converting NDA Stockholders shall transfer and assign to International all of their Converted NDA Shares; all of said shares specified in (i) and (ii) shall be exchanged for an aggregate of 70,101 International Shares. Such Outstanding NDA Shares and Converted NDA Shares shall be exchanged on the basis of one (1) International Share for every one (1) Outstanding or Converted NDA Share transferred to International by an NDA Stockholder or GUCT. The Outstanding NDA Shares and Converted NDA Shares shall not be cancelled or redeemed as a result of said exchange; rather all such shares shall continue in existence as issued and outstanding shares of NDA and shall be owned by International immediately upon and as of the Closing.

         1.4. Conversion of UCT Loans; Exchange of UCT Shares and Pharmasoft Shares by GUCT for International Shares. At the Closing and immediately after the transaction described in Section 1.2, and simultaneously with the transaction described in Section 1.3 above, GUCT shall (i) convert (pound)326,419 or its US Dollar equivalent, in loans plus accrued interest to UCT into 326,419 additional shares of UCT and (ii) transfer and assign to International 2,771,547 shares of UCT (the "UCT Shares"), representing all outstanding capital stock of UCT, and all of its shares of Pharmasoft, representing all outstanding capital stock of Pharmasoft (the "Pharmasoft Shares"), in exchange for an aggregate of 82,597 shares of International, to be exchanged on the basis of one (1) International Share for each 34.088 UCT Shares so exchanged and 2.9 International Shares for each Pharmasoft Share so exchanged. Such UCT Shares and Pharmasoft Shares shall not be cancelled or redeemed as a result of such exchanges; rather, such shares shall continue to exist as outstanding shares of UCT and Pharmasoft, as the case may be, and shall be owned by International, immediately upon and as of the Closing.

         1.5. Purchase of International Shares by GUCT. At the Closing and simultaneously with the transactions described in Sections 1.3 and 1.4 above, the parties will cause International to issue and sell to GUCT and GUCT will purchase 14,687 newly issued International Shares (such Shares, and the new Shares described in Section 1.6 below, collectively the "New International Shares") at

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a  purchase  price of $150 per share  (the "New  International  Shares  Purchase
Price"), or a total purchase price of $2,203,050.

         1.6. Purchase of International Shares by certain NDA Stockholders. (i) At or prior to the Closing, the parties will cause International to offer to sell to certain NDA Stockholders identified on Schedule 1.6 (collectively, together with GUCT, and together with Poly and LIVF, to the extent they purchase new International Shares pursuant to this Section 1.6, the "Contributing International Stockholders"), during the thirty (30) day period following the Closing (the "Investment Period"), pro rata, based on the outstanding shares of NDA common stock owned by such Stockholders immediately prior to the Closing, an aggregate of 1,667 newly-issued shares of common stock of International (collectively, together with the shares referred to in Section 1.5 above, the "New International Shares"), at a purchase price per share equal to the New International Shares Purchase Price.

                  (ii) Within five days after the end of the Investment Period, International will notify the NDA Stockholders who have agreed to purchase their full allotment of New International Shares as aforesaid (the "Purchasing Stockholders") as to the number of New International Shares, if any, not so purchased pursuant to this Section, and such Purchasing Stockholders shall have the further right, exercisable at any time and from time to time during the thirty-five (35) day period following the Investment Period, to purchase all remaining New International Shares, pro rata, based on the outstanding shares of NDA common stock then owned by the Purchasing Stockholders.

                  (iii) Within five days after the end of such 35-day period, International will notify Poly and LIVF as to the number of New International Shares, if any, not so purchased pursuant to Section 1.6(i) and (ii) above, whereupon Poly and LIVF shall have the right, exercisable at any time during the
(15) fifteen-day period commencing after receipt of such information, to purchase, pro rata, based on the outstanding shares of NDA Common Stock owned by them immediately prior to the Closing, the balance of the New International Shares not so purchased pursuant to Section 1.6(i) and (ii) above, at the New International Shares Purchase Price. Poly and LIVF each shall have similar over allotment rights to purchase the remaining shares, if any, not purchased by the other, during such 15-day period. Within five (5) days after the end of such 15-day period, International will notify GUCT as to the number of New International Shares, if any, not so purchased pursuant to this Section, whereupon GUCT shall have the right, exercisable at any time during the (15) fifteen-day period commencing after receipt of such information, to purchase the balance of the New International Shares not so purchased pursuant to this Section, at the New International Shares Purchase Price.


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         1.7. Other  Agreements to be Executed and Delivered at the Closing.  At
the Closing, immediately after the transactions described in Section 1.2 through
Section 1.6 above, the parties will execute the following agreements, in addition to any other agreements, schedules and annexes hereby contemplated:

                           (i) a Stockholders' Agreement (the "International Stockholders' Agreement"), in the form annexed hereto as Annex 1.71, to be executed by International and all parties hereto receiving International Shares ("International Stockholders") as specified above;

                           (ii) a Registration Rights Agreement (the "International Registration Rights Agreement"), in the form annexed hereto as Annex 1.72, to be executed by International and all International Stockholders;

                           (iii) an Escrow, Indemnification and Arbitration Agreement (the "International Escrow Agreement"), in the form annexed hereto as Annex 1.73, to be executed by International and all International Stockholders;

                           (iv) an Employment Agreement, in the form annexed hereto as Annex 1.74, to be executed by NDA, as employer, International and David Deutsch (the "Deutsch Employment
         Agreement");

                           (v) an Employment Agreement, in the form annexed hereto as Annex 1.75, to be executed by NDA, as employer, International and Ronald Gambardella (the "Gambardella
         Employment Agreement");

                           (vi) an Employment Agreement, in the form annexed hereto as Annex 1.76, to be executed by NDA, as employer, International and Jeffrey Prisco (the "Prisco Employment
         Agreement");

                           (vii) Non-Competition Agreements, each in the form annexed hereto as Annex 1.77, to be executed by UCT and each of Sally Osmond and Paul Hokfelt (collectively the "Hokfelt Non-Competition Agreements"); and

                           (viii) a Consulting Agreement, in the form annexed hereto as Annex 1.78, to be executed between NDA and GUCT, with respect to the consulting services of Paul Hokfelt (the "Consulting Agreement").

SECTION 2.                 CLOSING DATE; DELIVERIES, ETC.

         2.1. Closing. The Closing of the transactions specified in Sections 1.2 through Section 1.6 above (the "Closing"), shall be held on January __, 1997, or the first business day thereafter

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following  compliance with the conditions of Closing set forth in Sections 9 and
10 hereof, or at such later date as may be approved in writing by the parties, but no later than March 31, 1997 (the date and time of Closing is referred to herein as the "Closing Date"). The Closing shall be held at the offices of Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C., 190 Willis Avenue, Mineola, New York 11501, or at such other place as shall be mutually agreed to by the parties. Consequences of a failure to close are governed by Section 14 herein and by the provisions of the International Escrow Agreement.

         2.2. Deliveries. At the Closing, the following deliveries will be made by each of the parties specified in connection with the specific transactions identified:

         A. With respect to the Conversion of Loans to Equity as described in Section 1.2:

                  1. Each of the Converting NDA Stockholders will deliver to NDA:

                           (i) an  Instrument  of  Conversion  executed  by each
                  Converting NDA Stockholder in the form annexed hereto as Annex
                  2.21 (the "Instrument of Conversion");

                      (ii) a Warrant Termination Agreement terminating the warrants previously issued to GUCT and Poly and referred to on
                  Schedule 3.4 as the "Warrants to be Terminated" (this agreement to be delivered by GUCT and Poly only) in the form annexed hereto as Annex 2.21A.

                  2.       NDA will deliver to each of the Converting NDA
Stockholders:

                           (i) the Instrument of Conversion executed by NDA;

                           (ii) a stock certificate,  duly executed,  registered
                  in the name of such stockholder, representing the Converted NDA Shares required to be delivered to each stockholder pursuant to the Instrument of Conversion executed by NDA and such stockholder.

                  3.       Deutsch will deliver to GUCT:

                           (i) an assignment of the Deutsch Indebtedness in the
                  form annexed hereto as Annex 2.22.

                  4.       GUCT will deliver to David Deutsch:

                           (i) in cash, certified check or wire transfer an
                  amount equal to the Deutsch Indebtedness.


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         B.       With respect to the Exchange of Outstanding and Converted
NDA Shares for International Shares as described in Section 1.3:

                  1. GUCT, each NDA Stockholder and each Converting NDA Stockholder shall deliver to International:

                           (i) a stock certificate representing each such stockholder's ownership of Outstanding and Converted NDA Shares, as the case may be, duly endorsed or with executed stock powers attached, effecting the transfer of such stockholder's complete right, title and interest in such shares to International or, in lieu thereof, an Affidavit of Lost Certificate in connection with such shares;

                           (ii) an  Instrument  of Exchange  executed by each of
                  GUCT and each NDA Stockholder and each Converting NDA Stockholder, respectively, in the form annexed hereto as Annex
                  2.23 (the "NDA Instrument of Exchange").

                  2.       NDA shall deliver to GUCT:

                           (i) necessary consents of the Board of Directors and
                  stockholders of NDA to the transactions contemplated herein as required by law and NDA's governing instruments;

                           (ii) opinions of counsel for NDA as to various
                  matters in the forms set forth as Annex 2.24;

                           (iii) such  additional  documentation  as counsel for
                  the parties shall reasonably require to give effect to the transactions contemplated hereby;

                           (iv) copies of Non-Competition Agreements executed in the favor of NDA by Messrs. Deutsch, Gambardella, Prisco and Mitchell Katz, respectively; and

                           (v) any  required  consents of third  parties such as
                  regulatory agencies, lenders, government approvals, etc., provided that non-delivery thereof by any party, after the use of reasonable efforts as provided in Section 13.10, shall not give rise to liability of such party hereunder, provided further, however, that delivery of such consents shall constitute conditions as provided in Section 10.

                  3. The parties will cause International to deliver to GUCT and each NDA Stockholder and each Converting NDA Stockholder:

                           (i) a stock certificate, duly executed, registered
                  in the name of each such stockholder, representing each

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                  stockholder's  entitlement to International Shares pursuant to the Instrument of Exchange executed by International and such stockholder described in this subparagraph 2.2(B);

                           (ii) the NDA Instrument of Exchange duly executed by
                  International.

         C. With respect to the Conversion of UCT Loans and Exchange of UCT Shares and Pharmasoft Shares by GUCT for International
Shares as described in Section 1.4:

                  1.       GUCT shall deliver to International:

                           (i) a share certificate, duly registered in the name
                  of GUCT, representing its ownership of all outstanding shares of (i) UCT and (ii) Pharmasoft;

                           (ii) a Stock  Transfer  Form  executed by GUCT in the
                  form annexed hereto as Annex 2.25 (the "UCT/Pharmasoft Instrument of Exchange") effecting the transfer of GUCT's complete right, title and interest in such shares to International.

                           (iii) documents evidencing the conversion of its loans and accrued interest, aggregating (pound)326,419, or its US Dollar equivalent, to 326,419 additional shares of UCT.

                  2.       The parties will cause International to deliver to
GUCT:

                           (i) a stock certificate,  duly registered in the name
                  of GUCT, representing GUCT's entitlement to International Shares pursuant to the UCT/Pharmasoft Instrument of Exchange executed by International and GUCT;

                           (ii) The UCT/Pharmasoft Instrument of Exchange
                  executed by International.


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         D.       With respect to the Purchase of International Shares by
Contributing International Stockholders as described in Section 1.5 and 1.6:

                  1. GUCT shall deliver to International, in connection with its purchase of New International Shares on the Closing Date:

                           (i) cash, certified check or wire transfer, in the
                  amount of $2,203,050;

                           (ii) a subscription agreement executed by GUCT.

                  2. Each of the Contributing International Stockholders will deliver to International, which delivery, in the case of the New International Shares as provided in Section 1.6 above, may occur after the Closing Date:

                           (i) payment in cash, certified check or wire transfer, of the New International Shares Purchase Price multiplied by the number of New International Shares being purchased by such Contributing International
                  Stockholders;

                           (ii) a subscription agreement executed by each of the
                  Contributing International Stockholders with respect to the purchase of such New International Shares in the form annexed hereto as Annex 2.26.

                  3. The parties will cause International to deliver to each of the Contributing International Stockholders, which delivery, in the case of the NDA Stockholders, may occur after the Closing Date, as provided in Section 1.6 above:

                           (i)   a    subscription    agreement    executed   by
                  International with respect to the purchase of such New International Shares in the form annexed hereto as Annex 2.26;

                           (ii) a stock certificate,  duly executed,  registered
                  in  the  name  of  such  stockholder,   representing  the  New
                  International Shares being purchased by such stockholder.

         E. Additional deliveries to be made at Closing are as follows:

                  1.       Each NDA Stockholder shall deliver to NDA:

                           (i) an executed waiver of preemptive rights in the
                  form annexed hereto as Annex 2.27;

                           (ii) an agreement terminating the Shareholders'
                  Agreement among NDA and its stockholders dated December

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                  15, 1994, as amended, in the form annexed hereto as Annex
                  2.28 (the "Shareholders' Agreement Termination");

                           (iii) an agreement terminating the Registration Rights Agreement among NDA and its stockholders dated December 15, 1994, as amended, in the form annexed hereto as Annex 2.29 (the "Registration Rights Agreement
                  Termination");

                           (iv) the International Stockholders' Agreement, the
                  International Registration Rights Agreement and
                  International Escrow Agreement, duly executed by each such NDA Stockholder;

                           (v) an  agreement,  in the form of Annex 2.30 hereto,
                  terminating, to the extent they are parties to the following documents, (i) the Stock Purchase Agreement dated August 1, 1994 by and among Poly, NDA and NDA's predecessor corporation, NDA Clinical Trial Services, Inc., a New York corporation (the "First Stock Purchase Agreement Termination") and (ii) the Stock Purchase Agreement dated December 15, 1994 between NDA and certain NDA stockholders (the "Second Stock Purchase Agreement Termination"); and

                           (vi) such additional documentation as counsel for the
                  parties shall reasonably require to give effect to the transactions contemplated hereby.

                  2.       NDA shall deliver to GUCT:

                           (i) a Termination Agreement, duly executed by NDA, in
                  the form annexed hereto as Annex 2.31 (the "Termination Agreement"), terminating the Stock Purchase Agreement between NDA and UniHolding Corporation, a Delaware corporation ("UniHolding"), dated September 27,
                  1995;

                           (ii) the Shareholders' Agreement Termination, duly
                  executed by NDA and the NDA Stockholders;

                           (iii) the Registration Rights Agreement Termination,
                  duly executed by NDA and the NDA Stockholders;

                           (iv) the First Stock Purchase  Agreement  Termination
                  and Second Stock Purchase Agreement Termination, duly executed by NDA and the NDA Stockholders parties thereto;

                           (v) a Warrant  Exchange  and  Substitution  Agreement
                  evidencing the exchange and substitution of International as the issuer of warrants in favor of Deutsch, Poly and LIVF, in the form of Annex 2.32 hereto;

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                           (vi) the Consulting Agreement, duly executed by NDA;

                           (vii) such  additional  documentation  as counsel for
                  the parties shall reasonably require to give effect to the transactions contemplated hereby;

                           (viii) any required consents of third parties such as
                  regulatory agencies, lenders, government approvals, etc., provided that non-delivery thereof by any party, after the use of reasonable efforts as provided in Section 13.10, shall not give rise to liability of such party hereunder, provided further, however, that delivery of such consents shall constitute conditions as provided in Section 10; and

                           (ix) A non-competition  agreement in the form annexed
                  hereto as Annex 2.33 (the "Poly/LIVF Non- Competition Agreement"), setting forth the agreement of Poly and LIVF not to invest in businesses competitive with the business of International, duly executed by Poly and LIVF.

                  3. NDA shall deliver the Deutsch Employment Agreement, the Gambardella Employment Agreement and the Prisco Employment
Agreement to Messrs. Deutsch, Gambardella and Prisco, respectively.

                  4.       GUCT shall deliver to NDA and the NDA Stockholders:

                           (i) the Termination Agreement duly executed by GUCT
                  and UniHolding;

                           (ii) the Shareholders' Agreement Termination, duly
                  executed by GUCT and UniHolding;

                           (iii) the Registration Rights Agreement Termination,
                  duly executed by GUCT and UniHolding;

                           (iv) any necessary consents of the Board of Directors
                  and stockholders of GUCT and UniHolding to the transactions contemplated herein as required by law and GUCT's governing instruments;

                           (v) an opinion of counsel for GUCT and UniHolding as
                  to various matters in the form set forth on Annex 2.34;

                           (vi) a non-competition  agreement in the form annexed
                  hereto as Annex 2.35 (the "GUCT Non-Competition Agreement"), setting forth the agreement of GUCT and UniHolding on behalf of itself and the various entities each owns or controls, not to compete with the business of International, duly executed by UniHolding and GUCT;


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                           (vii) the Consulting Agreement, duly executed by
                  GUCT;

                           (viii) such additional  documentation  as counsel for
                  the parties shall reasonably require to give effect to the transactions contemplated hereby;

                           (ix) an agreement  restricting  further assignment of
                  that certain Cooperation Agreement between GUCT, as successor in interest to UniHolding, and NDA, dated February 28, 1995 (the "Cooperation Agreement"), and the License Agreement and Marketing Agreement of even date therewith, which are appendices thereto, in the form of Annex 2.36 hereto); and

                           (x) a letter agreement executed by UCT and JS
                  Pathology, Plc. ("JSP"), an affiliate of UCT, amending the Analytical Service and Support Agreements in effect between UCT and JSP, in the form of Annex 2.36A hereto; and

                           (xi) any required  consents of third  parties such as
                  regulatory agencies, lenders, government approvals, etc., provided that non-delivery thereof by any party, after the use of reasonable efforts as provided in Section 13.10, shall not give rise to liability of such party hereunder, provided further, however, that delivery of such consents shall constitute conditions as provided in Section 9.

                  5.       GUCT shall cause UCT to deliver to NDA and NDA
Stockholders:

                           (i) necessary consents of the Board of Directors and
                  stockholders of UCT to the transactions contemplated herein as required by law and UCT's governing instruments;

                           (ii) an opinion of counsel for UCT as to various
                  matters in the form set forth on Annex 2.37;

                           (iii) such  additional  documentation  as counsel for
                  the parties shall reasonably require to give effect to the transactions contemplated hereby; and

                           (iv) any required  consents of third  parties such as
                  regulatory agencies, lenders, government approvals, etc., provided that non-delivery thereof by any party, after the use of reasonable efforts as provided in Section 13.10, shall not give rise to liability of such party hereunder, provided further, however, that delivery of such consents shall constitute conditions as provided in
                  Section 9.

                  6.   GUCT shall cause Pharmasoft to deliver to NDA:

                           (i) necessary consents of the Board of Directors and
                  stockholders of Pharmasoft to the transactions contemplated herein as required by law and Pharmasoft's governing instruments;

                           (ii) an opinion of counsel for Pharmasoft as to
                  various matters in the form set forth on Annex 2.38;

                           (iii) such  additional  documentation  as counsel for
                  the parties shall reasonably require to give effect to the transactions contemplated hereby; and

                           (iv) any required  consents of third  parties such as
                  regulatory agencies, lenders, government approvals, etc., provided that non-delivery thereof by any party, after the use of reasonable efforts as provided in Section 13.10, shall not give rise to liability of such party hereunder, provided further, however, that delivery of such consents shall constitute conditions as provided in Section 9.

                  7.       International shall deliver:

                           (i) the International Stockholders' Agreement,
                  International Registration Rights Agreement,
                  International Escrow Agreement, Poly/LIVF Non-Competition Agreement and GUCT Non-Competition Agreement, duly executed by International, to all International
                  Stockholders;

                           (ii) the Deutsch, Gambardella and Prisco Employment
                  Agreements, duly executed by International, to Messrs. Deutsch, Gambardella and Prisco, respectively; and

                           (iii) the Hokfelt  Non-Competition  Agreements,  duly
                  executed by International and each of the other parties thereto, respectively.

                  8. Messrs. Deutsch, Gambardella and Prisco shall deliver their respective Employment Agreements to NDA and International.

SECTION 3.                 REPRESENTATIONS AND WARRANTIES CONCERNING NDA

         As of the execution of this Agreement and at the Closing Date, NDA represents and warrants to all other parties hereto that, except as set forth in any Schedule attached hereto:

         3.1.              Organization, Qualifications and Corporate Power.

                      (a) NDA is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. NDA has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform on behalf of NDA this Agreement, and all other agreements required to be executed by any party in connection herewith, and all schedules, exhibits and annexes contemplated or required by any such agreements (hereinafter, the "Other Agreements").

                      (b) NDA does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

         3.2.     Authorization of Agreements, etc.

                      (a) The execution and delivery by NDA of this
Agreement and the Other Agreements, the performance by NDA of its obligations hereunder and thereunder, and the issuance, sale and delivery of the Converted NDA Shares are, or at the Closing Date will have been, duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of NDA or the By-laws of NDA (the "NDA Charter Documents"), all which are attached as Schedule 3.2, or any provision of any indenture, agreement or other instrument to which NDA, or its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of NDA or any of its subsidiaries.

                      (b) NDA has, or at the Closing Date will have secured, any required waivers and consents from its stockholders or any other person in connection with the execution and delivery by NDA of this Agreement and the Other Agreements and the performance by NDA of its obligations hereunder and thereunder, including but not limited to, the delivery of all Converted NDA Shares issuable to the Converting NDA Stockholders under this Agreement, free of any preemptive rights or right of first refusal, of any stockholders of NDA or any other person.

                      (c) The Converted NDA Shares have been duly authorized and, when issued in accordance with this Agreement and the NDA Charter Documents will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The Outstanding and Converted NDA Shares are, and when delivered to International at the Closing, will be, free and clear of all liens, charges, restrictions, claims and encumbrances, except as set forth in the International Stockholders' Agreement and International Registration Rights Agreement. The issuance, sale, delivery and exchange of the Converted NDA Shares and Outstanding NDA Shares are not subject to any preemptive right of stockholders of NDA or to any right of first refusal or other right in favor of any person that has not been waived to the extent necessary to permit the transactions contemplated by this Agreement to occur.

         3.3.     Validity.  Each of the Agreement and the Other
Agreements has been duly executed and delivered by NDA and constitutes the legal, valid and binding obligation of NDA, enforceable in accordance with its respective terms.

         3.4. Capitalization. The authorized capital stock of NDA consists of 500,000 shares of NDA Class A Stock, of which 49,450 shares are issued and outstanding, prior to the issuance of the Converted NDA Shares, and 50,000 shares of Class B Non-Voting common stock ("NDA Class B Stock") of which 2,280 shares are issued and outstanding. In addition, options to purchase 1,157 shares have been granted pursuant to the Company's 1994 Stock Incentive Plan (the "Stock Option Plan"). In addition, warrants for 3080 shares of NDA Class A Stock have been granted, of which warrants for 1,925 shares NDA Class A Stock shall be terminated as of the Closing Date pursuant to Section 2.2(A) hereof and warrants for 1,155 shares of NDA Class A Stock shall be exchanged as of the Closing Date for warrants to purchase shares of Common Stock pursuant to Section 2.2(E)(2) hereof. None of such outstanding warrants have been exercised to date. The stockholders of record and holders of subscriptions, warrants, options, convertible securities and other rights (contingent or other) to purchase or otherwise acquire equity securities of NDA and the number of shares of NDA Class A Stock and NDA Class B Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in the attached Schedule 3.4. Except as set forth in the attached Schedule 3.4, (i) no person owns of record or is known to NDA to own beneficially any shares of capital stock of NDA, (ii) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or otherwise acquire equity securities of NDA is authorized or outstanding and
(iii) there is no commitment by NDA to issue shares, subscriptions, warrants, options, convertible securities or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as set forth in the attached Schedule 3.4, NDA has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Other than (i) the Stockholders' Agreement being terminated hereby pursuant to the Stockholder's Agreement Termination and (ii) as set forth on Schedule 3.13 hereof, there are, to the best of NDA's knowledge, no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of NDA (whether or not NDA is a party thereto). All of the outstanding securities of NDA were issued in compliance with all applicable Federal and state securities laws.

         3.5. Financial Statements. NDA has furnished to GUCT the audited balance sheets of NDA as of December 31, 1994 and December 31, 1995 and the related audited statements of income, stockholders equity and cash flows of NDA for the years ended December 31, 1994 and 1995. NDA has also furnished to GUCT its interim unaudited income statement and balance sheet for the eleven months ended November 30, 1996. Copies of all such financial statements are attached on
Schedule 3.5 hereto. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of NDA at the dates and for the periods to which they relate. Since the date of the November 30, 1996 balance sheet, (i) there has been no change in the assets, liabilities or financial condition of NDA from that reflected in such balance sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (ii) none of the business, prospects, financial condition, operations, property or affairs of NDA has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

         3.6. Events Subsequent to the Date of the Balance Sheet. Since the date of NDA's November 30, 1996 balance sheet, NDA has not (i) except as set forth in the attached Schedules 3.6 and 3.13, or pursuant to this Agreement, issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on its November 30, 1996 balance sheet and current liabilities incurred since the date of such balance sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or cancelled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of NDA, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

         3.7. Litigation; Compliance with Law. NDA is not aware of any (i) action, suit, claim, proceeding or investigation pending or threatened against or affecting NDA, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to NDA pending under collective bargaining agreements or otherwise or (iii) governmental inquiry pending or, to the best of NDA's knowledge, threatened against or affecting NDA (including, without limitation, any inquiry as to the qualification of NDA to hold or receive any license or permit). NDA has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. NDA is not in default with respect to any order, writ, injunction or decree known to or served upon NDA of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by NDA pending or threatened against others. NDA has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and NDA has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted. There is no existing law, rule, regulation or order, and NDA after due inquiry is not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or restrict NDA from, or otherwise materially adversely affect NDA in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

         3.8. Proprietary Information of Third Parties. To the best of NDA's knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with NDA has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from NDA which suggests that such a claim might be contemplated. To the best of NDA's knowledge, no person employed by or affiliated with NDA has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of NDA's knowledge, no person employed by or affiliated with NDA has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of NDA, and NDA has no reason to believe there will be any such employment or violation. To the best of NDA's knowledge, none of the execution, delivery or performance of this Agreement or the Other Agreements, or the carrying on of the business of NDA as officers, employees or agents by any officer, director or key employee of NDA, or the conduct or proposed conduct of the business of NDA, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

         3.9. Title to Properties. NDA has good and marketable title to its properties and assets reflected on its September 30, 1996 balance sheet or acquired by it since the date of said balance sheet (other than properties and assets disposed of in the ordinary course of business since the date of said balance sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for current taxes not yet due and payable.

         3.10. Leasehold Interests. Except as set forth in Schedule 3.10, (i) each lease or agreement to which NDA is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement without any default of NDA thereunder and, to the best of NDA's knowledge, without any default thereunder of any other party thereto; (ii) no event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by NDA under any such lease or agreement or, to the best of NDA's knowledge, by any other party thereto; and (iii) NDA's possession of such property has not been disturbed and, to the best of NDA's knowledge, no claim has been asserted against NDA adverse to its rights in such leasehold interests.

         3.11.     Taxes.  NDA has filed all tax returns, Federal,
state, county and local, required to be filed by it, and NDA has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including, without limitation, all taxes which NDA is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which NDA has become obligated pursuant to elections made by NDA in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not yet payable. The Federal income tax returns of NDA have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of NDA's Federal, state, county or local taxes is pending or, to the best of NDA's knowledge, threatened. There is no tax lien, whether imposed by any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of NDA. NDA is a C corporation. Neither NDA nor any of its stockholders has ever filed a consent pursuant to Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code"), relating to collapsible corporations. As described in Schedule 3.11, NDA's net operating losses for Federal income tax purposes, as set forth in the financial statements referred to in Section 3.5, will be subject to the limitations imposed by
Section 382 of the Code and the full amount of such net operating losses may not be available to offset the taxable income of NDA for the current fiscal year and, to the extent not so used, succeeding fiscal years. Consummation of the transactions contemplated by this Agreement or by any other agreement, understanding or commitment (contingent or otherwise) to which NDA is a party or by which it is otherwise bound will not have the effect of limiting NDA's ability to use such net operating losses in full to offset such taxable income.

         3.12. Insurance. NDA holds valid policies covering all of the insurance required to be maintained by it under Section 12.4 of the International Stockholders Agreement.

         3.13. Material Agreements. Except as set forth in the attached Schedule 3.13(A), NDA is not a party to or, to the best of its knowledge otherwise bound by, any written or oral contract or instrument or other restriction which individually or in the aggregate could materially affect, adversely or otherwise, the business, prospects, financial condition, operations, property or affairs of NDA. Except as set forth in the attached Schedule 3.13(B), NDA is not a party to or otherwise bound by any written or oral:

         (a) distributor, dealer, manufacturer's representative or sales agency contract or similar agreement which is not terminable on less than ninety (90) days' notice without cost or other liability to NDA;

         (b) sales contract which entitles any customer to a rebate or right of set-off, to return any product to NDA after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from NDA's standard form contracts;

         (c) contract with any labor union (and, to the knowledge of NDA, no organizational effort is being made with respect to any of its employees);

         (d) contract or other commitment with any supplier containing any provision permitting any party other than NDA to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by NDA to meet its obligations under the contract when due or the occurrence of any other event;

         (e) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

         (f) contract for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to NDA, except normal severance arrangements and accrued vacation pay;

         (g) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, contract or understanding pursuant to which benefits are provided to any employee of NDA (other than group insurance plans applicable to employees generally);

         (h) agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of NDA;

         (i) guaranty of any obligation for borrowed money or otherwise;

         (j) voting trust or agreement, stockholders agreement, pledge agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of NDA, except for the agreements being terminated by the Stockholders' Agreement Termination, First and Second Stock Purchase Termination and the
Termination Agreement;

         (k) agreement, or group of related agreements with the same party or any group of affiliated parties, under which NDA has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

         (l) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

         (m) assignment, license or other agreement with respect to any form of intangible property;

         (n) agreement under which it has granted any person any registration rights, other than the agreement being terminated by the Registration Rights Agreement Termination;

         (o) agreement under which it has limited or restricted its right to compete with any person in any respect;

         (p) other contract or group of related contracts with the same party involving more than $10,000 or continuing over a period of more than six months from the date or dates thereof (including renewals or extensions optional with another party), which contract or group of contracts is not terminable by NDA without penalty upon notice of thirty (30) days or less, but excluding any contract or group of contracts with a customer of NDA for the sale, lease or rental of NDA's products or services if such contract or group of contracts was entered into by NDA in the ordinary course of business; or

         (q) other contract, instrument, commitment, plan or arrangement, a copy of which would be required to be filed with the Securities and Exchange Commission (the "Commission") as an exhibit to a registration statement on Form S-1 if NDA were registering securities under the Securities Act of 1933, as amended (the "Securities Act").

NDA has in all material respects performed all obligations required to be performed by it to date, has received no notice of default and is not in default (with due notice or lapse of time or both) under any lease, agreement or contract now in effect to which NDA is a party or by which it or its property may be bound. NDA has no present expectation or intention of not fully performing all its obligations under each such lease, contract or other agreement, and NDA has no knowledge of any breach or anticipated breach of the other party to any contract or commitment to which NDA is a party. NDA is in full compliance with all of the terms and provisions of its Certificate of Incorporation and By-laws, as amended.

         3.14. Patents, Trademarks, etc. Set forth as Schedule 3.14 is a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of NDA, or of which NDA is a licensor or licensee or in which NDA has any right, and in each case a brief description of the nature of such right. NDA owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know-how

(collectively, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of NDA's knowledge, threatened to the effect that the operations of NDA infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and there is no basis for any such claim (whether or not pending or threatened). To the best of NDA's knowledge, no claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by NDA, or which NDA otherwise has the right to use, is invalid or unenforceable by NDA, and there is no basis for any such claim (whether or not pending or threatened). To the best of NDA's knowledge, all technical information developed by and belonging to NDA which has not been patented has been kept confidential. NDA has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of NDA, except to UniHolding and its related companies, pursuant to the Cooperation Agreement and related agreements referred to in Section 2.2(E)(4)(ix).

         3.15. Loans and Advances. Other than as set forth on Schedule 3.15, NDA does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of NDA in respect of reimbursable business expenses incurred by them in connection with their performance of services for NDA, not in excess, in the case of each such employee, of $5,000.

         3.16. Assumptions, Guaranties, etc. of Indebtedness of Other Persons. NDA has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in a debtor, or otherwise to assure a creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         3.17. Significant Customers and Suppliers. No customer or supplier which was significant to NDA during the period covered by the financial statements referred to in Section 3.5 or which has been significant to NDA thereafter, has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to NDA, as the case may be.

         3.18. Governmental Approvals. Subject to the accuracy of the representations and warranties of the Converting NDA
Stockholders set forth in Section 8, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for (i) the valid execution, delivery and performance by NDA of this Agreement and the Other Agreements; (ii) the issuance, sale and delivery of the Converted NDA Shares to the Converting NDA Stockholders; and (iii) the delivery and exchange with International of the Outstanding NDA Shares and Converted NDA Shares, other than required filings, if any, pursuant to Federal or state securities laws in connection with the issuance, sale and delivery of the Converted NDA Shares, and the delivery and exchange of Outstanding and Converted NDA Shares for International Shares.

         3.19. Disclosure. Neither this Agreement, nor any Schedule or Annex to this Agreement or the Other Agreements, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by NDA with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which NDA has not disclosed to GUCT and its counsel in writing and of which NDA is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of NDA.

         3.20. Offering of the Shares. Neither NDA nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of NDA under circumstances which might require the integration of such security with other NDA Class A Stock or Class B Stock under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject (i) the offering, issuance or sale of the Converted NDA Shares; or (ii) the delivery and exchange with International of the Outstanding NDA Shares or Converted NDA Shares to the registration provisions of the Securities Act.

         3.21. Brokers. NDA has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

         3.22. Officers. Set forth in Schedule 3.22 is a list of the names of the officers of NDA, together with the title or job classification of each such person and the total compensation anticipated to be paid to each such person by NDA in 1996. None of such persons has an employment agreement or understanding, whether oral or written, with NDA, which is not terminable on notice by NDA without cost or other liability to NDA.

         3.23. Transactions With Affiliates. Except as set forth in Schedule 3.23, no director, officer, employee or stockholder of NDA, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with NDA, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm.

         3.24. Employees. Each of the officers of NDA, each key employee and each other employee now employed by NDA who has access to confidential information of NDA has executed an Employee Non- Disclosure, Non-Competition and Development Agreement substantially in the form of Schedule 3.24, and such agreements are in full force and effect. No officer or key employee of NDA has advised NDA (orally or in writing) that he intends to terminate employment with NDA. NDA has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with the Employee Retirement Income Security Act of 1974, as amended.

         3.25. Updating. NDA agrees and undertakes to update the representations and schedules herein for any changes between the execution hereof and the Closing.

SECTION 4.                 REPRESENTATIONS AND WARRANTIES CONCERNING GUCT

         As of the execution of this Agreement and at the Closing Date, GUCT represents and warrants to NDA and the NDA Stockholders that, except as set forth in any Schedule attached hereto:

         4.1.     Organization, Qualifications and Corporate Power.

                      (a) GUCT is a corporation duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. GUCT has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, and to execute, deliver and perform this Agreement and the Other Agreements.

                      (b) Except for the ownership of 100% of the outstanding capital stock of UCT and Pharmasoft, and except for its ownership of 8,932 shares of NDA Class A Stock and its previously specified portion of the Converted NDA Shares and except for the New International Shares to be issued to GUCT at the Closing, GUCT does not (i) own of record or beneficially, directly or indirectly,

(A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

         4.2.     Authorization of Agreements, etc.

                      (a) The execution and delivery by GUCT of this
Agreement and the Other Agreements, the performance by GUCT of its obligations hereunder and thereunder, the exchange and delivery by GUCT of its Converted and Outstanding NDA shares and the UCT Shares and Pharmasoft Shares to International, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Memorandum and Articles of Association of GUCT (the "GUCT Charter Documents"), which are attached as Schedule 4.2, or any provision of any indenture, agreement or other instrument to which GUCT, or its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of GUCT or any of its subsidiaries.

                      (b) GUCT has secured any required waivers and consents from its shareholders in connection with the execution and delivery by GUCT of this Agreement and the Other Agreements and the performance by GUCT of its obligations hereunder and thereunder, including but not limited to, the delivery of all its Outstanding NDA Shares, Converted NDA Shares, UCT Shares and Pharmasoft Shares to International under this Agreement free of any preemptive rights and right of first refusal of any person.

                      (c) The UCT Shares, Pharmasoft Shares, Converted and Outstanding NDA Shares being delivered by GUCT to International have been duly authorized, and when delivered to International in accordance with this Agreement, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and, will be owned by International, free and clear of all liens, charges, restrictions, claims and encumbrances except as set forth in the International Stockholders Agreement and the International Registration Rights Agreement. The delivery and exchange of such shares to International is not subject to any preemptive right of any person or to any right of first refusal or other right in favor of any person that has not, on or prior to the Closing Date, been waived to the extent necessary to permit the transactions contemplated by this Agreement to occur.

         4.3.     Validity.  Each of the Agreement and the Other
Agreements have been duly executed and delivered by GUCT and constitutes the legal, valid and binding obligation of GUCT, enforceable in accordance with its terms.

         4.4. Authorized Capital. The authorized capital of GUCT consists of 20,000,000 shares of U.S. $1.00 par value, of which 217,000 are issued and outstanding and are owned of record and beneficially by UniHolding or its affiliates, including its officers and directors. Schedule 4.4 sets forth a complete and accurate description of (i) any holders of subscriptions, warrants, options, convertible securities and other rights (contingent or other) to purchase or otherwise acquire equity securities of GUCT and the number of shares of GUCT and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each; (ii) any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof; (iii) any voting trusts or agreements, shareholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of GUCT (whether or not GUCT is a party thereto). All of the outstanding securities of GUCT were issued in compliance with all applicable corporate and securities laws of the British Virgin Islands.

         4.5. Financial Statements. GUCT has furnished to NDA and the NDA Stockholders the unaudited balance sheet of GUCT as of September 30, 1996 and the related statements of income, shareholders equity and cash flows of GUCT for the four months then ended. Copies of such financial statements are attached as
Schedule 4.5 hereto. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of GUCT at the dates and for the periods to which they relate. Since the date of the September 30, 1996 balance sheet, (i) there has been no change in the assets, liabilities or financial condition of GUCT from that reflected in such balance sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (ii) none of the business, prospects, financial condition, operations, property or affairs of GUCT has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

         4.6.      INTENTIONALLY OMITTED

         4.7. Litigation; Compliance with Law. GUCT is not aware of any (i) action, suit, claim, proceeding or investigation pending or threatened against or affecting GUCT, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to GUCT or (iii) governmental inquiry pending or, to the best of GUCT's knowledge, threatened against or affecting GUCT. GUCT has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. GUCT is not in default with respect to any order, writ, injunction or decree known to or served upon GUCT of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by GUCT pending or threatened against others. GUCT has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and GUCT has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, other than any non-compliance, permit, license or other authorization which in the aggregate are not material to its business, prospects or financial condition. There is no existing law, rule, regulation or order, and GUCT after due inquiry is not aware of any proposed law, rule, regulation or order, whether of any country or political subdivision thereof, including the United States or any state, which would prohibit or restrict GUCT from, or otherwise materially adversely affect GUCT in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

         4.8.              INTENTIONALLY OMITTED

         4.9.              INTENTIONALLY OMITTED

         4.10.             INTENTIONALLY OMITTED

         4.11.             INTENTIONALLY OMITTED

         4.12.             INTENTIONALLY OMITTED

         4.13. Other Agreements. Except as set forth in the attached Schedule 4.13(A), GUCT is not a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could materially adversely affect the business, prospects, financial condition, operations, property or affairs of GUCT. Except as set forth in the attached Schedule 4.13(B), GUCT is not a party to or otherwise bound by any written or oral:

         (a)  voting  trust  or  agreement,   shareholders   agreement,   pledge
agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of GUCT;

         (b) agreement, or group of related agreements with the same party or any group of affiliated parties, under which GUCT has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

         (c) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any of its shares or any of its other equity securities; and

         (d) agreement under which it has limited or restricted its right to compete with any person in any respect, other than as provided in Section 2.2(E)(4)(ix).

GUCT, and to the best of GUCT's knowledge, UCT, have in all material respects performed all obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any lease, agreement or contract now in effect to which GUCT is a party or by which it or its property may be bound. GUCT has no present expectation or intention of not fully performing all its obligations under each such lease, contract or other agreement, and GUCT has no knowledge of any breach or anticipated breach of the other party to any contract or commitment to which GUCT is a party. GUCT is in full compliance with all of the terms and provisions of the GUCT Charter Documents.

         4.14. Governmental Approvals. No registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by GUCT of this Agreement and the Other Agreements, and the delivery and exchange by GUCT of its Converted NDA Shares,
Outstanding NDA Shares, UCT Shares and Pharmasoft Shares to and with International.

         4.15. Disclosure. Neither this Agreement, nor any Schedule or Annex to this Agreement or the Other Agreements, contains an untrue statement concerning GUCT, UCT or Pharmasoft of a material fact or omits a material fact necessary concerning these companies to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by GUCT with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which GUCT has not disclosed to NDA and its counsel in writing and of which GUCT is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of GUCT.

         4.16. Offering of GUCT Shares. Neither GUCT nor any person acting on its behalf has taken or will take any other action
(including, without limitation, any offer, issuance or sale of any security of GUCT under circumstances which might require the integration of such security with other of GUCT's securities under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject any of the delivery or the exchange of the Converted NDA Shares, the Outstanding NDA Shares, the UCT Shares and the Pharmasoft Shares, to International, to the registration provisions of the Securities Act.

         4.17. Brokers. GUCT has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

         4.18. Updating. GUCT agrees and undertakes to update the representations and schedules herein for any changes between the execution hereof and the Closing.


SECTION 5.                 REPRESENTATIONS AND WARRANTIES CONCERNING UCT

         As of the execution of this Agreement and at the Closing Date, GUCT represents and warrants to NDA and the NDA Stockholders (it being understood that UCT is not a party hereto and makes no representations or warranties in its own right), that, except as set forth in any Schedule attached hereto:


         5.1.              Organization, Qualifications and Corporate Power.

                      (a) UCT is a corporation duly incorporated, validly existing and in good standing under the laws of England and Wales and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. UCT has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted.

                      (b) UCT does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

         5.2.     Authorization of Delivery of Shares, etc.

                      (a) The delivery and exchange of the UCT Shares to International have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Memorandum or Articles of Association of UCT (the "UCT Charter Documents"), which are attached as Schedule 5.2, or any provision of any agreement or other instrument to which UCT, or its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of UCT or any of its subsidiaries.

                      (b) UCT has secured any required waivers and consents from its stockholders in connection with the delivery of the UCT Shares to be exchanged for shares of International under this Agreement, free of any preemptive rights or rights of first refusal of any stockholders of UCT and any other person.

                      (c) The UCT Shares have been duly authorized, and when delivered to International in accordance with this Agreement, will be validly issued and fully paid with no personal liability attaching to the ownership thereof, and will be, owned by International, free and clear of all liens, charges, restrictions, claims and encumbrances, subject to the provisions of the Articles of Association and English Law. The exchange and delivery of the UCT Shares to International is not subject to any preemptive right or to any right of first refusal of stockholders of UCT or other right in favor of any person that has not been waived to the extent necessary to permit the transactions contemplated by this Agreement to occur.

         5.3. Authorized Share Capital. The authorized share capital of UCT consists of 2,445,128 shares of (pound)1.00 par value, all of which are issued and outstanding (prior to the conversion of loans from GUCT to UCT referred to in Section 1.4 hereof) and are owned beneficially and of record by GUCT. The registered shareholders and holders of subscriptions, warrants, options, convertible securities and other rights (contingent or other) to purchase or otherwise acquire equity securities of UCT and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in the attached Schedule 5.3. Except as set forth in the attached Schedule 5.3, (i) no person is registered or is known to GUCT to own beneficially any Ordinary Shares or any other securities of UCT, (ii) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or otherwise acquire equity securities of UCT is authorized or outstanding and (iii) there is no commitment by UCT to issue shares, subscriptions, warrants, options, convertible securities or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the UCT Charter Documents or as set forth in the attached Schedule 5.3, UCT has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Other than as set forth on Schedule 5.13 hereof, there are, to the best of GUCT's knowledge, no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of UCT (whether or not UCT is a party thereto). All of the outstanding securities of UCT were issued in compliance with all applicable English laws and any other applicable securities laws.

         5.4. Financial Statements. GUCT has furnished to NDA and the NDA Stockholders the audited balance sheet of UCT as of May 31, 1996 and the related statements of income, shareholder funds and cash flows of UCT for the year ended May 31, 1996. GUCT has also furnished to NDA and the NDA Stockholders (i) its interim unaudited profit and loss account, cash flow statement and balance sheet for the six months ended November 30, 1996 and (ii) the pro-forma adjustments to such financial statements giving effect to transactions between UCT and affiliates of UCT which GUCT further represents and warrants shall be effected on or prior to the Closing Date (the "Pro-Forma Adjustments"). Copies of all such financial statements are attached as Schedule 5.4 hereto. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of UCT at the dates and for the periods to which they relate. Since the date of November 30, 1996 balance sheet, (i) there has been no change in the assets, liabilities or financial condition of UCT from that reflected in such balance sheet except for the Pro-Forma Adjustments and for changes in the ordinary course of business which in the aggregate have not been materially adverse and (ii) none of the business, prospects, financial condition, operations, property or affairs of UCT have been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

         5.5. Events Subsequent to the Date of the Balance Sheet. Since the date of November 30, 1996 balance sheet, UCT has not except as set forth in the attached Schedule 5.5 or in the Pro- Forma Adjustments or pursuant to this Agreement, (i) issued any share, loan stock or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the November 30, 1996 balance sheet and current liabilities incurred since the date of such balance sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share or loan capital or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or

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cancelled any debt or claim,  (vii) sold,  assigned,  transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of UCT, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

         5.6.  Litigation;  Compliance with Law. Except as set forth on Schedule
5.6 hereto, neither GUCT nor UCT is aware of any (i) action, suit, claim, proceeding or investigation pending or threatened against or affecting UCT, at law or in equity, or before or by any country, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to UCT pending under collective bargaining agreements or otherwise or (iii) governmental inquiry pending or, to the best of UCT's knowledge, threatened against or affecting UCT (including, without limitation, any inquiry as to the qualification of UCT to hold or receive any license or permit). UCT has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. UCT is not in default with respect to any order, writ, injunction or decree known to or served upon UCT of any court or of any country, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by UCT pending or threatened against others. UCT has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and UCT has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted. There is no existing law, rule, regulation or order, and UCT after due inquiry is not aware of any proposed law, rule, regulation or order, whether of any country or political subdivision thereof, including the United States or any state, which would prohibit or restrict UCT from, or otherwise materially adversely affect UCT in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

         5.7. Proprietary Information of Third Parties. To the best of GUCT's and UCT's knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with UCT has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from UCT which suggests that such a claim might be contemplated. To the best of GUCT's and UCT's knowledge, no person employed by or affiliated with UCT has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of UCT's knowledge, no person employed by or affiliated with UCT has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of UCT, and UCT has no reason to believe there will be any such employment or violation. To the best of GUCT's and UCT's knowledge, neither the carrying on of the business of UCT as officers, employees or agents by any officer, director or key employee of UCT, nor the conduct or proposed conduct of the business of UCT, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

         5.8. Title to Properties. UCT has good and marketable title to its properties and assets reflected on its September 30, 1996 balance sheet or acquired by it since the date of said balance sheet (other than properties and assets disposed of in the ordinary course of business since the date of said balance sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for or current taxes not yet due and payable.

         5.9. Leasehold Interests. Except as set forth in Schedule 5.12, (i) each lease or agreement to which UCT is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement without any default of UCT thereunder and, to the best of GUCT's and UCT's knowledge, without any default thereunder of any other party thereto; (ii) no event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by UCT under any such lease or agreement or, to the best of GUCT's and UCT's knowledge, by any other party thereto; and (iii) UCT's possession of such property has not been disturbed and, to the best of GUCT's and UCT's knowledge, no claim has been asserted against UCT adverse to its rights in such leasehold interests.

         5.10. Insurance. UCT holds valid policies covering all of the insurance required to be maintained by it under Section 12.4 of the International Stockholders' Agreement.

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




         5.11. Taxes. Except as set forth on Schedule 5.11, UCT has filed all tax returns required to be filed by it, and UCT has paid all taxes shown to be due by such returns by the due date[s] as well as all other taxes, assessments and governmental charges which have become due or payable, including, without limitation, all taxes which UCT is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which UCT has become obligated pursuant to elections made by UCT in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not yet payable. The income tax returns of UCT have never been audited by Inland Revenue. No deficiency assessment with respect to or proposed adjustment of UCT's taxes is pending or, to the best of UCT's knowledge, threatened. There is no tax lien outstanding against the assets, properties or business of UCT. UCT's net trading losses for corporation tax purposes, as set forth in the financial statements referred to in Section 5.5, are not subject to any limitations and the full amount of such net trading losses are available to offset the trading profits of UCT (so long as they are derived from the same trade as the net trading losses) for the current fiscal year and, to the extent not so used, succeeding fiscal years. Consummation of the transactions contemplated by this Agreement or by any other agreement, understanding or commitment (contingent or otherwise) to which UCT is a party or by which it is otherwise bound will not have the effect of limiting UCT's ability to use such net operating losses in full to offset such taxable income. UCT is not a party to any tax allocation or sharing agreement. UCT does not have any liability or obligation, existing or contingent, as guarantor, transferee, successor or otherwise, by contract or otherwise, for the federal, state, local or foreign taxes, assessments and governmental charges payable by any other entity or person in any jurisdiction, including without limitation any member of a "consolidated group" of which UCT may be deemed to have been a part.

         5.12. Other Agreements. Except as set forth in the attached Schedule 5.12(A), UCT is not a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could materially adversely affect the business, prospects, financial condition, operations, property or affairs of UCT. Except as set forth in the attached Schedule 5.12(B), UCT is not a party to or otherwise bound by any written or oral:

         (a) distributor, dealer, manufacturer's representative or sales agency contract or similar agreement which is not terminable on less than ninety (90) days' notice without cost or other liability to UCT;

         (b) sales contract which entitles any customer to a rebate or right of set-off, to return any product to UCT after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from UCT's standard form contracts;

         (c) contract with any trade union (and, to the knowledge of UCT, no organizational effort is being made with respect to any of its employees);

         (d) contract or other commitment with any supplier containing any provision permitting any party other than UCT to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by UCT to meet its obligations under the contract when due or the occurrence of any other event;

         (e) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

         (f) contract for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to UCT, except normal severance arrangements and accrued vacation pay;

         (g) bonus, pension, profit-sharing, retirement, private medical insurance, stock purchase, stock option or other plan, contract or understanding pursuant to which benefits are provided to any employee of UCT (other than group insurance plans applicable to employees generally);

         (h) agreement relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of UCT;

         (i) guaranty of any obligation for borrowed money or otherwise;

         (j)  voting  trust  or  agreement,   stockholders   agreement,   pledge
agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of UCT;

         (k) agreement, or group of related agreements with the same party or any group of affiliated parties, under which UCT has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

         (l) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

         (m) assignment, license or other agreement with respect to any form of intangible property;

         (n) agreement under which it has granted any person any registration rights;

         (o) agreement under which it has limited or restricted its right to compete with any person in any respect;

         (p) other contract or group of related contracts with the same party involving more than $10,000 or continuing over a period of more than six months from the date or dates thereof (including renewals or extensions optional with another party), which contract or group of contracts is not terminable by UCT without penalty upon notice of thirty (30) days or less, but excluding any contract or group of contracts with a customer of UCT for the sale, lease or rental of UCT's products or services if such contract or group of contracts was entered into by UCT in the ordinary course of business; or

         (q) other contract, instrument, commitment, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 if UCT were registering securities under the Securities Act of 1933, as amended (the "Securities Act").

UCT has in all material respects performed all obligations required to be performed by it to date, has received no notice of default and is not in default (with due notice or lapse of time or both) under any lease, agreement or contract now in effect to which UCT is a party or by which it or its property may be bound. UCT has no present expectation or intention of not fully performing all its obligations under each such lease, contract or other agreement, and UCT has no knowledge of any breach or anticipated breach of the other party to any contract or commitment to which UCT is a party. UCT is in full compliance with all of the terms and provisions of the UCT Charter Documents.

         5.13. Patents, Trademarks, etc. Set forth in Schedule 5.13 is a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of UCT, or of which UCT is a licensor or licensee or in which UCT has any right, and in each case a brief description of the nature of such right. UCT owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know-how (collectively, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of GUCT's knowledge, threatened to the effect that the operations of UCT infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and there is no basis for any such claim (whether or not pending or threatened). To the best of GUCT's or UCT's knowledge, no claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by UCT, or which UCT otherwise has the right to use, is invalid or unenforceable by UCT, and there is no basis for any such claim (whether or not pending or threatened). To the best of GUCT's or UCT's knowledge, all technical information developed by and belonging to UCT which has not been patented has been kept confidential. UCT has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of UCT.

         5.14. Loans and Advances. Other than as set forth on Schedule 5.14, UCT does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of UCT in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for UCT.

         5.15. Assumptions, Guaranties, etc. of Indebtedness of Other Persons. UCT has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in a debtor, or otherwise to assure a creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         5.16. Significant Customers and Suppliers. No customer or supplier which was significant to UCT during the period covered by the financial statements referred to in Section 5.4 or which has been significant to UCT thereafter, has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to UCT, as the case may be.

         5.17. Governmental Approvals. No registration or filing with, or consent or approval of or other action by, any governmental agency or instrumentality is or will be necessary for the valid exchange and delivery to International of the UCT Shares.

         5.18. Disclosure. Neither this Agreement, the Other Agreements nor any Schedule or Annex to this Agreement or the Other Agreements, contains an untrue statement of a material fact or

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



omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by UCT or GUCT with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which UCT or GUCT has not disclosed to NDA and its counsel in writing and of which UCT or GUCT is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of UCT.

         5.19. Offering of the Shares. Neither UCT nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of UCT under circumstances which might require the integration of such security with the UCT Shares or any other securities of UCT, under the Securities Act, or the rules and regulations of the Commission thereunder), in either case so as to subject any of the delivery and exchange of the UCT Shares to International, to the registration provisions of the Securities Act.

         5.20. Brokers. UCT has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

         5.21. Officers. Set forth in Schedule 5.21 is a list of the names of the officers of UCT, together with the title or job classification of each such person and the total compensation anticipated to be paid to each such person by UCT in 1996. None of such persons has an employment agreement or understanding, whether oral or written, with UCT, which is not terminable on notice by UCT without cost or other liability to UCT.

         5.22. Transactions With Affiliates. Except as set forth in Schedule 5.12, no director, officer, employee or stockholder of UCT, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with UCT, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm.

         5.23. Employees. Each of the officers of UCT, each key employee and each other employee now employed by UCT who has access to confidential information of UCT has executed a Confidentiality
Agreement substantially in the form of Annex 5.23 hereto, and such agreements are in full force and effect. No officer or key

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



employee of UCT has advised UCT(orally or in writing) that he intends to terminate employment with UCT. UCT has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes.

         5.24. Updating. GUCT agrees and undertakes to update the representations and schedules herein for any changes between the execution hereof and the Closing.


SECTION 6.                 REPRESENTATIONS AND WARRANTIES CONCERNING PHARMASOFT

         As of the execution of this Agreement and at the Closing Date, GUCT represents and warrants to NDA and the NDA Stockholders that, except as set forth in any Schedule attached hereto:

         6.1.     Organization, Qualifications and Corporate Power.

                      (a) Pharmasoft is a corporation duly incorporated, validly existing and in good standing under the laws of Switzerland and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. Pharmasoft has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted.

                      (b) Pharmasoft does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

         6.2.     Authorization of Agreements, etc.

                      (a) The exchange and delivery to International of the Pharmasoft Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, or the By-laws of Pharmasoft (the "Pharmasoft Charter Documents"), which are attached as Schedule 6.2, or any provision of any indenture, agreement or other instrument to which Pharmasoft, or its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of Pharmasoft or any of its subsidiaries.

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




                      (b) Pharmasoft has secured any required waivers and consents from its stockholders in connection with the exchange and delivery of the Pharmasoft Shares to International, free of any preemptive rights or rights of first refusal of any stockholders of Pharmasoft or any other person.

                      (c)  The Pharmasoft Shares have been duly authorized
and, when delivered to International in accordance with this Agreement, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be owned by International, free and clear of all liens, charges, restrictions, claims and encumbrances except as set forth in the International Stockholders Agreement and the International Registration Rights Agreement. The delivery and exchange of the Pharmasoft Shares to International is not subject to any preemptive right of stockholders of Pharmasoft or to any right of first refusal or other right in favor of any person that has not been waived to the extent necessary to permit the transactions contemplated by this Agreement to occur.

         6.3.     INTENTIONALLY OMITTED

         6.4. Authorized Capital Stock. The authorized capital stock of Pharmasoft consists of 445 shares, CHF 1,000 par value, all of which are issued and outstanding. The stockholders of record and holders of subscriptions, warrants, options, convertible securities and other rights (contingent or other) to purchase or otherwise acquire equity securities of Pharmasoft and the number of shares of Pharmasoft's equity securities and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in the attached Schedule 6.4. Except as set forth in the attached Schedule 6.4, (i) no person owns of record or is known to Pharmasoft to own beneficially any shares of capital stock of Pharmasoft (ii) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or otherwise acquire equity securities of Pharmasoft is authorized or outstanding and (iii) there is no commitment by Pharmasoft to issue shares, subscriptions, warrants, options, convertible securities or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Pharmasoft Charter Documents or as set forth in the attached Schedule 6.4, Pharmasoft has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Other than as set forth in the International Stockholders' Agreement, there are, to the best of GUCT's and Pharmasoft's knowledge, no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of Pharmasoft (whether or not Pharmasoft is a party thereto). All of the outstanding securities of Pharmasoft were issued in compliance with all applicable Swiss laws.

         6.5. Financial Statements. Pharmasoft has furnished to NDA and the NDA Stockholders its unaudited balance sheet as of May 31, 1996 and the related statements of income, stockholders equity and cash flows of Pharmasoft for the year then ended. Pharmasoft has also furnished to NDA and the NDA Stockholders its interim unaudited income statement and balance sheet for the four months ended September 30, 1996. Copies of all such financial statements are attached on Schedule 6.5 hereto. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of Pharmasoft at the dates and for the periods to which they relate. Since the date of September 30, 1996 balance sheet, (i) there has been no change in the assets, liabilities or financial condition of Pharmasoft from that reflected in such balance sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (ii) none of the business, prospects, financial condition, operations, property or affairs of Pharmasoft have been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

         6.6. Events Subsequent to the Date of the Balance Sheet. Since the date of its September 30, 1996 balance sheet, Pharmasoft has not (i) except as set forth in the attached Schedule 6.13, issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business,
(iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the September 30, 1996 balance sheet and current liabilities incurred since the date of such balance sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or cancelled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of Pharmasoft, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

         6.7. Litigation; Compliance with Law. Neither GUCT nor Pharmasoft is aware of any (i) action, suit, claim, proceeding or investigation pending or threatened against or affecting Pharmasoft, at law or in equity, or before or by any country, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to Pharmasoft pending under collective bargaining agreements or otherwise or (iii) governmental inquiry pending or, to the best of GUCT's and Pharmasoft's knowledge, threatened against or affecting Pharmasoft (including, without limitation, any inquiry as to the qualification of Pharmasoft to hold or receive any license or permit). Pharmasoft has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. Pharmasoft is not in default with respect to any order, writ, injunction or decree known to or served upon Pharmasoft of any court or of any country, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by Pharmasoft pending or threatened against others. Pharmasoft has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and Pharmasoft has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted. There is no existing law, rule, regulation or order, and neither GUCT nor Pharmasoft after due inquiry is not aware of any proposed law, rule, regulation or order, whether of any country or state, which would prohibit or restrict Pharmasoft from, or otherwise materially adversely affect Pharmasoft in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

         6.8. Proprietary Information of Third Parties. To the best of GUCT's and Pharmasoft's knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with Pharmasoft has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from Pharmasoft which suggests that such a claim might be contemplated. To the best of GUCT's and Pharmasoft's knowledge, no person employed by or affiliated with Pharmasoft has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of GUCT's and Pharmasoft's knowledge, no person employed by or affiliated with Pharmasoft has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of Pharmasoft, and Pharmasoft has no reason to believe there will be any such employment or violation. To the best of GUCT's and Pharmasoft's knowledge, neither the carrying on of the business of Pharmasoft as officers, employees or agents by any officer, director or key employee of Pharmasoft, nor the conduct or proposed conduct of the business of Pharmasoft, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

         6.9. Title to Properties. Pharmasoft has good and marketable title to its properties and assets reflected on the September 30, 1996 balance sheet or acquired by it since the date of said balance sheet (other than properties and assets disposed of in the ordinary course of business since the date of said balance sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for or current taxes not yet due and payable.

         6.10. Leasehold Interests. Except as set forth in Schedule 6.13(B), (i) each lease or agreement to which Pharmasoft is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement without any default of Pharmasoft thereunder and, to the best of GUCT's and Pharmasoft's knowledge, without any default thereunder of any other party thereto; (ii) no event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by Pharmasoft under any such lease or agreement or, to the best of GUCT's and Pharmasoft's knowledge, by any other party thereto; and (iii) Pharmasoft's possession of such property has not been disturbed and, to the best of Pharmasoft's knowledge, no claim has been asserted against Pharmasoft adverse to its rights in such leasehold interests.

         6.11. Insurance. Pharmasoft holds valid policies covering all of the insurance required to be maintained by it under Section
12.4 of the International Stockholders Agreement.

         6.12.     Taxes.  Pharmasoft has filed all tax returns
required to be filed by it, and Pharmasoft has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable,
including, without limitation, all taxes which Pharmasoft is obligated  to withhold  from amounts  owing to  employees,  creditors  and third parties. All such taxes with respect to which Pharmasoft has become obligated pursuant to elections made by Pharmasoft in accordance with generally accepted practice have been paid and adequate reserves have been established for all taxes accrued but not yet payable. The Swiss income tax returns of Pharmasoft have never been audited by the Swiss tax administration. No deficiency assessment with respect to or proposed adjustment of Pharmasoft's Swiss federal or cantonal taxes is pending or, to the best of Pharmasoft's knowledge, threatened. There are no tax liens imposed by any Swiss taxing authority outstanding against the assets, properties or business of Pharmasoft. Pharmasoft's net operating losses for Swiss income tax purposes, as set forth in the financial statements referred to in Section 6.5, are available to offset the taxable income of Pharmasoft for the current fiscal year and the succeeding years as per Schedule 6.12 hereto. Consummation of the transactions contemplated by this Agreement or by any other agreement, understanding or commitment (contingent or otherwise) to which Pharmasoft is a party or by which it is otherwise bound will not have the effect of limiting Pharmasoft's ability to use such net operating losses in full to offset such taxable income. Pharmasoft is not a party to any tax allocation or sharing agreement. Pharmasoft does not have any liability or obligation, existing or contingent, as guarantor, transferee, successor or otherwise, by contract or otherwise, for the federal, state, local or foreign taxes, assessments and governmental charges payable by any other entity or person in any jurisdiction including without limitation any member of a "consolidated group" of which UCT may be deemed to have been a part.

         6.13. Other Agreements. Except as set forth in the attached Schedule 6.13(A), Pharmasoft is not a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could materially adversely affect the business, prospects, financial condition, operations, property or affairs of Pharmasoft. Except as set forth in the attached Schedule 6.13(B), Pharmasoft is not a party to or otherwise bound by any written or oral:

         (a) distributor, dealer, manufacturer's representative or sales agency contract or similar agreement which is not terminable on less than ninety (90) days' notice without cost or other liability to Pharmasoft;

         (b) sales contract which entitles any customer to a rebate or right of set-off, to return any product to Pharmasoft after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from Pharmasoft's standard form contracts;

         (c) contract with any labor union (and, to the knowledge of Pharmasoft, no organizational effort is being made with respect to any of its employees);

         (d) contract or other commitment with any supplier containing any provision permitting any party other than Pharmasoft to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by Pharmasoft to meet its obligations under the contract when due or the occurrence of any other event;

         (e) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

         (f) contract for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to Pharmasoft, except normal severance arrangements and accrued vacation pay;

         (g) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, contract or understanding pursuant to which benefits are provided to any employee of Pharmasoft (other than group insurance plans applicable to employees generally);

         (h) agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of Pharmasoft;

         (i) guaranty of any obligation for borrowed money or otherwise;

         (j)  voting  trust  or  agreement,   stockholders   agreement,   pledge
agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of Pharmasoft;

         (k) agreement, or group of related agreements with the same party or any group of affiliated parties, under which Pharmasoft has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

         (l) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

         (m) assignment, license or other agreement with respect to any form of intangible property;

         (n) agreement under which it has granted any person any registration rights;

         (o) agreement under which it has limited or restricted its right to compete with any person in any respect;

         (p) other contract or group of related contracts with the same party involving more than $10,000 or continuing over a period of more than six months from the date or dates thereof (including renewals or extensions optional with another party), which contract or group of contracts is not terminable by Pharmasoft without penalty upon notice of thirty (30) days or less, but excluding any contract or group of contracts with a customer of Pharmasoft for the sale, lease or rental of NDA's products or services if such contract or group of contracts was entered into by Pharmasoft in the ordinary course of business; or

         (q) other contract, instrument, commitment, plan or arrangement, a copy of which would be required to be filed with the Securities and Exchange Commission (the "Commission") as an exhibit to a registration statement on Form S-1 if Pharmasoft were registering securities under the Securities Act of 1933, as amended (the "Securities Act").

Pharmasoft has in all material respects performed all obligations required to be performed by it to date, has received no notice of default and are not in default (with due notice or lapse of time or both) under any lease, agreement or contract now in effect to which Pharmasoft is a party or by which it or its property may be bound. Pharmasoft has no present expectation or intention of not fully performing all its obligations under each such lease, contract or other agreement, and neither GUCT nor Pharmasoft has any knowledge of any breach or anticipated breach of the other party to any contract or commitment to which Pharmasoft is a party. Pharmasoft is in full compliance with all of the terms and provisions of the Pharmasoft Charter Documents.

         6.14. Patents, Trademarks, etc. Set forth in Schedule 6.14 is a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of Pharmasoft, or of which Pharmasoft is a licensor or licensee or in which Pharmasoft has any right, and in each case a brief description of the nature of such right. Pharmasoft owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know-how (collectively, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, and no claim is pending or, to the best of GUCT's and Pharmasoft's knowledge, threatened to the effect that the operations of Pharmasoft infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and there is no basis for any such claim (whether or not pending or threatened). To the best of GUCT's and Pharmasoft's knowledge, no claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by Pharmasoft, or which Pharmasoft otherwise has the right to use, is invalid or unenforceable by Pharmasoft, and there is no basis for any such claim (whether or not pending or threatened). To the best of GUCT's and Pharmasoft's knowledge, all technical information developed by and belonging to Pharmasoft which has not been patented has been kept confidential. Pharmasoft has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of Pharmasoft, except as per agreements disclosed on Schedule 6.13.

         6.15. Loans and Advances. Other than as set forth on Schedule 6.15, Pharmasoft does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of Pharmasoft in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for Pharmasoft.

         6.16. Assumptions, Guaranties, etc. of Indebtedness of Other Persons. Pharmasoft has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in a debtor, or otherwise to assure a creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         6.17. Significant Customers and Suppliers. No customer or supplier which was significant to Pharmasoft during the period covered by the financial statements referred to in Section 6.5 or which has been significant to Pharmasoft thereafter, has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to Pharmasoft, as the case may be.

         6.18. Governmental Approvals. No registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by Pharmasoft of this Agreement and the Other Agreements, including the delivery and exchange of the Pharmasoft Shares with International.

         6.19. Disclosure. Neither this Agreement nor the Other Agreements, nor any Schedule Annex or Exhibit to this Agreement or the Other Agreements, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by GUCT or Pharmasoft with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which Pharmasoft or GUCT has not disclosed to NDA and its counsel in writing and of which Pharmasoft or GUCT is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of Pharmasoft.

         6.20. Offering of the Shares. Neither Pharmasoft nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of Pharmasoft under circumstances which might require the integration of such security with Pharmasoft's securities under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject the delivery and exchange of the Pharmasoft Shares to and with International, to the registration provisions of the Securities Act.

         6.21. Brokers. Pharmasoft has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

         6.22. Officers. Pharmasoft does not have any officers or employees.

         6.23. Transactions With Affiliates. Except as set forth in Schedule 6.23, no director, officer, employee or stockholder of Pharmasoft, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with Pharmasoft, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm.

         6.24. Employees. Pharmasoft has complied in all material respects with all applicable laws of Switzerland relating to the employment of labor, including provisions relating to wages, hours, collective conventions and the payment of AVS and LPP charges.

         6.25. Updating. GUCT agrees and undertakes to update the representations and schedules herein for any changes between the execution hereof and the Closing.


SECTION 7. REPRESENTATIONS AND WARRANTIES CONCERNING THE NDA STOCKHOLDERS' AND GUCT'S EXCHANGE OF THEIR RESPECTIVE SHARES INTO INTERNATIONAL SHARES

         7.1. Representations and Warranties Concerning the NDA Stockholders' and GUCT'S Exchange of their Respective Shares into International Shares. As of the execution of this Agreement and at the Closing Date, each of the NDA Stockholders and Converting NDA Stockholders hereby severally represents and warrants to NDA and GUCT, and GUCT hereby represents and warrants to NDA and the NDA Stockholders, that, except as set forth in any Schedule attached hereto:

                           (a)  It is an "accredited investor" within the
meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the International Shares.

                           (b)  It has sufficient knowledge and experience in
investing in companies similar to International so as to be able to evaluate the risks and merits of the exchange of its Outstanding NDA Shares, (including with respect to the Converting NDA Stockholders, their Converted NDA Shares), and including, in the case of GUCT, its UCT Shares and Pharmasoft Shares, for shares of International and is able to financially bear the risks thereof.

                           (c)  It has had an opportunity to discuss the
business of NDA, UCT and Pharmasoft and the proposed business of International, including each company's respective management and financial affairs.

                           (d)  The International Shares being acquired by it
in exchange for its Outstanding and Converted NDA Shares, as the case may be, and in the case of GUCT, its Outstanding and Converted NDA Shares as well as its UCT Shares and Pharmasoft Shares, are being acquired for its own account for the purposes of investment and not with a view to or for sale in connection with any distribution thereof.

                           (e)  It understands that (i) the International
Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements under the Securities Act pursuant to Section 4(2) thereof or Rules 505 or 506 promulgated under the Securities Act; (ii) the International Shares must be held indefinitely unless a subsequent disposition thereof is made pursuant to registration under the Securities Act or by exemption from such registration;
(iii) the International Shares will bear a legend to such effect and (iv) International will make a notation on its transfer books to such affect.

                           (f)      It has made its decision to acquire the
International Shares without reliance on the decision of any other party to acquire International Shares.


SECTION 8. REPRESENTATIONS AND WARRANTIES CONCERNING THE CONTRIBUTING INTERNATIONAL STOCKHOLDERS' AND CONVERTING NDA STOCKHOLDERS' PURCHASE OF NEW INTERNATIONAL SHARES AND ACQUISITION OF CONVERTED NDA SHARES

         8.1. Representations and Warranties Concerning the Contributing International Stockholders' and Converting NDA Stockholders' Purchase of New International Shares and Acquisition of Converted NDA Shares. As of the execution of this Agreement, at the Closing Date and, with respect to the purchase of New International Shares after the Closing Date, as of the date of such purchase, the Contributing International Stockholders and the Converting NDA Stockholders hereby severally represent and warrant to NDA and International that, except as set forth in any Schedule attached hereto:

                           (a)  It is an "accredited investor" within the
meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the New International Shares or the Converted NDA Shares, as the case may be.

                           (b)  It has sufficient knowledge and experience in
investing in companies similar to NDA and International so as to be able to evaluate the risks and merits of the purchase of the New International Shares and Converted NDA Shares and is able to financially bear the risks thereof.

                           (c)  It has had an opportunity to discuss the
business of NDA and proposed business of International, including each company's respective management and financial affairs.

                           (d)  The New International Shares and the Converted
NDA Shares, as the case may be, are being acquired by it for its own account for the purposes of investment and not with a view to or for sale in connection with any distribution thereof, except as to the delivery and exchange to International contemplated hereby of the Converted NDA Shares.

                           (e)  It understands that (i) the New International
Shares and Converted NDA Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements under the Securities Act pursuant to Section 4(2) thereof or Rules 505 or 506 promulgated under the Securities Act; (ii) the New International Shares and Converted NDA Shares must be held indefinitely unless a subsequent disposition is made pursuant to registration under the Securities Act or by exemption from such registration; (iii) the New International Shares and Converted NDA Shares will bear a legend to such effect; and (iv) NDA will make a notation on its transfer books to such affect.

                           (f)      It has made its decision to purchase the New
International Shares and Converted NDA Shares without reliance on the decision of any other party to purchase the New International Shares and Converted NDA Shares.

SECTION 9. CONDITIONS TO THE OBLIGATIONS OF NDA, THE NDA STOCKHOLDERS, THE CONTRIBUTING NDA STOCKHOLDERS (OTHER THAN GUCT) AND THE CONVERTING NDA STOCKHOLDERS (OTHER THAN GUCT)

         9.1. Conditions to the Obligations of NDA, the NDA Stockholders, the Contributing NDA Stockholders (other than GUCT) and the Converting NDA Stockholders (other than GUCT. The obligation of NDA, the NDA Stockholders, the Contributing International Stockholders (other than GUCT) and the Converting NDA Stockholders (other than GUCT) to perform their duties and obligations hereunder, to enter into the various transactions specified in Section 1, and to make their respective deliveries at Closing as specified in Section 2 is subject to the fulfillment of the following conditions:

                           A. Representations and Warranties to be True and Correct. That the representations and warranties concerning GUCT, UCT and Pharmasoft, as set forth in Sections 4, 5 and 6 hereof, shall be true, complete and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, except to the extent not material to the financial condition, results of operations, business, prospects, working capital, assets or liabilities of each of GUCT, UCT or Pharmasoft, as the case may be, and the President or Chief Executive Officer of GUCT shall, at and as of the Closing Date, have certified to such effect to NDA and the NDA Stockholders in writing.

                           B. Performance. GUCT, in all its capacities hereunder including as Converting NDA Stockholder and Contributing International Stockholder, and International shall have performed and complied with all agreements contained herein required to be performed and complied with by each of them prior to or at the Closing Date, and GUCT, in all its capacities hereunder, including as Contributing
         International Stockholder and Converting NDA Stockholder, and International shall have made all Closing deliveries set forth in Section 2 to be made by them, and the President or Chief Executive Officer of each of GUCT, and International shall have certified to such effect and to the further effect that all the conditions set forth in this Section 9 have been satisfied.

                           C. Sufficient NDA Shares Exchanged. Sufficient Outstanding NDA Shares and Converted NDA Shares, shall be submitted for exchange to International, so that International will own, after giving effect to the Closing, at least 90% of the outstanding capital stock of NDA.

                           D. Proceedings Satisfactory. All corporate and other proceedings to be taken by each of GUCT, UCT, Pharmasoft and International, or by any of their stockholders, in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to NDA and its counsel and to the NDA Stockholders and their respective counsel, if any, and NDA and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

SECTION 10.                CONDITIONS TO THE OBLIGATIONS OF GUCT

         10.1. Conditions to the Obligations of GUCT. The obligations of GUCT to perform its duties and obligations hereunder, to enter into the various transactions specified in Section 1, and to make its respective deliveries at Closing as specified in Section 2, is subject to the fulfillment of the following conditions:

                           A. Representations and Warranties to be True and Correct. That the representations of NDA, the NDA Stockholders and the Converting NDA Stockholders (not including GUCT) set forth in Sections 3, 7 and 8 herein, shall be true, complete and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, except to the extent not material to the financial condition, results of operations, business, prospects, working capital or liabilities of NDA, and with respect only to the representations and warranties of NDA, the President or Chief Executive Officer of NDA shall, at and as of the Closing Date, have certified to such effect in writing.

                           B. Performance. Each of NDA, the NDA Stockholders and the Converting NDA Stockholders (not including GUCT) and those NDA Stockholders who are Contributing International
         Stockholders shall have performed and complied with all
         agreements contained herein required to be performed and
         complied with by each of them prior to or at the Closing Date, and each shall have made all Closing deliveries set forth in Section 2 to be made by them, and the President or Chief Executive Officer of NDA shall have certified to such effect in writing, but only as to NDA's performance and Closing deliveries; and to the further effect that all the conditions set forth in this Section 10 applicable to NDA have been satisfied; provided however, that if NDA, all Contributing International Stockholders (other than GUCT) and all Converting NDA Stockholders (other than GUCT) perform their obligations hereunder, and sufficient Outstanding and Converted NDA Shares are submitted for exchange to International so that after giving effect to the Closing, International will own not less than 90% of the outstanding capital stock of NDA, (assuming for purposes of this calculation, that GUCT has fully performed its obligations hereunder and has exchanged all of its Converted and Outstanding NDA Shares for International Shares, irrespective of whether it has done so) then the performances required by this Section 10.1(B) of the NDA Stockholders shall be deemed satisfied.

                           C. Proceedings Satisfactory. All corporate and other proceedings to be taken by NDA in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to GUCT and UCT and their respective counsel, if any, and such parties and their respective counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.


SECTION 11.                INTENTIONALLY OMITTED.


SECTION 12.                INTENTIONALLY OMITTED.


SECTION 13.                COVENANTS BETWEEN EXECUTION OF THIS AGREEMENT AND
                           THE CLOSING DATE

         13.1 Conduct of the Business of NDA, UCT and GUCT prior to the Closing Date. Each of GUCT (on behalf of itself, UCT, Pharmasoft and International) (to the extent that GUCT controls the policies of International or causes International to act or to refrain from acting prior to the Closing Date) and NDA covenant and agree that, prior to the Closing Date, except as otherwise consented to or approved in writing by NDA, if the matter relates to UCT, GUCT, Pharmasoft or International, and except as otherwise consented to in writing by GUCT, if the matter relates to NDA, or except as required to consummate the transactions contemplated by, this Agreement:

                  (a) NDA, GUCT, Pharmasoft, UCT and International, including their respective subsidiaries (the "Operating Companies"), shall each conduct their respective businesses in the ordinary course and consistent in all material respects with past practice and shall use all reasonable efforts to preserve substantially intact their respective business organizations, to keep available the services of their present officers, employees and consultants and to preserve their respective present relationships with customers, suppliers, payors and other persons with whom they have a significant business relationship;

                  (b) None of the Operating Companies shall (i) amend their respective Charter Documents or Bylaws, (ii) declare, set aside or pay any dividend or other distribution or payment in cash, securities or property in respect of their respective outstanding shares of capital stock, (iii) make any direct or indirect redemption, retirement, purchase or other acquisition of any of its capital stock or (iv) split, combine or reclassify its outstanding shares of capital stock.

                  (c) No Operating Company shall, directly or indirectly (i) issue, grant, sell or pledge or agree to propose to issue, grant, sell or pledge any shares of, or rights or securities of any kind to acquire any shares of any company except as provided in this Agreement, (ii) other than in the ordinary course of business and consistent with past practice, incur any material indebtedness for borrowed money, (iii) waive, release, grant or transfer any rights of material value, (iv) except as provided in clause (v) below, merge or consolidate with any person or adopt any plan of liquidation or dissolution, (v) acquire, propose to acquire or enter into an agreement to acquire any assets, stock or other interest of a third party, (vi) transfer, lease, license, sell or dispose of a material portion of assets or any material assets, (vii) permit any material revaluation of any asset (including, without limitation, any writing down of the value of inventory or writing off of notes or accounts receivable),
(viii) change any accounting principles or methods except insofar as may be required by changes in generally accepted accounting principles or (ix) mortgage or pledge any of their assets or properties or subject any of their assets or properties to any material liens, charges, encumbrances, imperfections of title, security interests, options or rights or claims of other with respect thereto;

                  (d) None of the Operating Companies directly or indirectly, shall (i) increase the cash compensation payable to or become payable by it to any of its employees, officers, consultants or directors; except cash compensation payable to non-officer employees to the extent consistent with past practice and in no event to a rate of total compensation increased by more than five percent (5%) over such individual's current such rate, (ii) enter into, adopt or amend any stock option, stock purchase, profit-sharing, pension, retirement, deferred compensation, restricted stock or severance plan, agreement or arrangement for the benefit of employees, officers, directors or consultants of an Operating Company, (iii) enter into or amend any employment or consulting agreement, or (iv) make any loan or advance to, or enter into any written contract, lease or commitment with, any officer, employee, consultant or director of an Operating Company;

                  (e) No Operating Company shall, directly or indirectly, assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, corporation or other entity, or make any loans or advances to any individual, corporation or other entity except in the ordinary course of business and consistent with past practices;

                  (f) No Operating Company shall authorize or enter into any agreement to do any of the things described in clauses (a) through (e) of this
Section 13.1.

         13.2. Access to Properties and Records. Each party shall afford to the other and their respective accountants, counsel and representatives, reasonable access during normal business hours throughout the period prior to the Closing Date to all of their respective properties (including, without limitation, books, contracts, commitments and written records), as well as those of each Operating Company in which it, either alone or with other parties similarly situated, collectively own a controlling interest, and shall make reasonably available their respective officers and employees to answer fully and promptly questions put to them thereby; provided, however, that no investigation pursuant to this Section 13.2 shall alter any representation or warranty of any party hereto or the conditions to the obligations of the parties hereto.

         13.3  No Solicitation, Etc.

                  (a) Prior to the Closing Date, each Operating Company shall not, and shall cause each of its officers, directors, employees, agents, legal and financial advisors and affiliates not to, directly or indirectly, make, solicit, encourage, initiate or enter into any agreement or agreement in principle or announce any intention to do any of the foregoing, with respect to any offer or proposal to acquire all or a substantial part of an Operating Company's business and properties or a substantial amount of an Operating Company's equity securities or debt securities whether by purchase, merger, purchase or assets, tender offer, exchange offer, business offer, business combination or otherwise (any such proposal or offer being hereinafter referred to as a "Third Party Transaction").

                  (b) Prior to the Closing Date, an Operating Company shall not, and shall cause each of their officers, directors, legal and financial advisors, agents and affiliates not to, directly or indirectly, participate in any negotiations or discussions regarding, or furnish any information with respect to, or otherwise cooperate in any way in connection with, or assist or participate in, facilitate or encourage, any effort or attempt to effect or seek to effect, a Third Party Transaction with or involving any other person. NDA and GUCT (on behalf of itself, UCT and Pharmasoft) represents and warrants that it is not currently involved in any negotiations with any person with respect to any Third Party Transaction not hereby contemplated.

         13.4 Employee Benefits Plans. Except as otherwise provided in this Agreement, each Operating Company's employee benefit plans listed on any Schedule or Annex hereto which are in effect at the date of this Agreement shall remain in effect immediately following the Closing Date, except each person having an option to purchase shares of NDA shall be instead deemed to have an option to purchase a number of International Shares equal to the exchange ratio of NDA Shares for Shares of International set forth in Section 1.3.

         13.5 Confidentiality. Each of NDA, the NDA Stockholders, GUCT, on behalf of itself, Pharmasoft and UCT, agrees that it will not, and will cause its respective representatives not to, use any information obtained from any other party for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Subject to the requirements of law, each party hereto will keep confidential, and will cause its respective representatives to keep confidential, all information and documents obtained except as otherwise consented by the person to whom the information or documents relates.

         13.6 Supplemental Disclosure Schedules. Each of GUCT, UCT and Pharmasoft, on the one hand, and NDA on the other hand, shall supplement their respective Annexes and Schedules, representation and warranties delivered in connection with this Agreement as of the Closing Date to the extent necessary to reflect matters permitted by, or consented to by, the other under this Agreement. In addition, from time to time prior to the Closing Date, each of NDA, GUCT, Pharmasoft and UCT will promptly deliver to the other parties such amended or supplemental material as may be necessary to make the Schedules, Annexes, representations and warranties accurate and complete in all material respects as of the Closing Date; provided, however, that no such disclosure shall have any effect for the purpose of determining the satisfaction of the conditions to Closing set forth in Sections 9 and 10 of this Agreement.

         13.7 No Action. Except as contemplated by this Agreement, no party hereto will, nor will any Operating Company permit any of its subsidiaries to, take or agree or commit to take any action that is reasonably likely to make any of its representations or warranties hereunder inaccurate in any material respect at the date made (to the extent so limited), or as of the Closing Date.

         13.8  Notification of Certain Matters; Delivery of Financial
Information.

                  (a) NDA agrees that it shall give prompt notice to GUCT, and GUCT will give prompt notice to NDA and the NDA Stockholders of (i) any known breach of any representations or warranties contained in this Agreement at any time from the date hereof to the Closing Date and (ii) any material failure of any party, as the case may be, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that failure to give such notice shall not constitute a waiver of any defense that may be validly asserted.

                  (b) Each Operating Company shall furnish the other Operating Companies with all financial, operating and other information and data as each such Operating Company, through its officers, employees or agents, may reasonably request and shall promptly furnish to the other party a copy of.

         13.9 Changes in Capital Stock. Prior to the Closing Date, no Operating Company shall disclose, set aside or pay any dividend or other distribution or payment in cash, securities or property in respect of shares of its capital stock.

         13.10 Reasonable Efforts to Procure Required Consents. Each of NDA and GUCT agrees to use all reasonable efforts to secure any required third party consents, such as those of lenders, government agencies, regulatory agencies, stockholders, directors, etc.


SECTION 14.                TERMINATION

         14.1. Termination by Mutual Consent. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date, by the mutual consent of GUCT, on the one hand, and NDA and the majority in interest of NDA
Stockholders, on the other hand.

         14.2. Termination by either NDA and the NDA Stockholders, on the one hand, or GUCT, on the other hand. This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the decision of NDA and a majority in interest of the NDA Stockholders if the Closing has not occurred on or prior to March 31, 1997, unless such Closing has not occurred due to the failure of NDA or the NDA Stockholders to perform or observe any covenant, agreement or condition thereof to be performed or observed by it or any of them at or before the Closing Date; or (ii) by the decision of GUCT, if the Closing has not occurred on or before March 31, 1997, unless such Closing has not occurred due to the failure of GUCT to perform or observe any covenant, agreement or condition thereof to be performed or observed by it or any of them at or before the Closing Date.

         14.3.             Termination by NDA and the NDA Stockholders.  This
                           --------------------------------------------
Agreement may be terminated prior to the Closing Date by the decision of NDA and a majority in interest of the NDA Stockholders and the transactions contemplated hereby may be abandoned in the event (i) there has been a breach by GUCT of any representation or warranty contained in this Agreement or the Other Agreements, the effect of which is to materially adversely impact the business or financial condition of GUCT; or (ii) there has been a breach in any material respect of any of the covenants or agreements set forth in this Agreement or the Other Agreements, on the part of GUCT, which breach materially adversely impacts GUCT, UCT, Pharmasoft or International, and which breach is not curable, or if curable, is not cured within 30 days after written notice of breach is given by NDA, or a majority in interest of the NDA Stockholders, to GUCT.

         14.4. Termination by GUCT. This Agreement and the Other Agreements may be terminated prior to the Closing Date by GUCT and the transactions contemplated hereby and thereby may be abandoned, in the event (i) there has been a breach by NDA or the NDA Stockholders of any representation or warranty contained in this Agreement or the Other Agreements, the effect of which is to materially adversely impact the business or financial condition of NDA; or (ii) there has been a breach in any material respect of any of the covenants or agreements set forth in this Agreement or the Other Agreements, on the part of NDA or the NDA Stockholders, which breach materially adversely impacts NDA, and which breach is not curable, or if curable, is not cured within 30 days after written notice of breach is given by GUCT to NDA, except to the extent such breach is not a condition to Closing as described in Section 10.1(B).

         14.5.             Effect of Termination and Abandonment.  (a)  Subject
                           --------------------------------------
to sharing of costs for professional fees as provided in Section
                                                         -------
15.1, and the confidentiality provisions of Section 13.5, if this
----                                        ------------
Agreement is terminated pursuant to Section 14.1, the parties shall
                                    ------------
have no further obligations to one another, and any agreements which are to be terminated hereby (pursuant to the various termination agreements to be delivered at Closing) shall continue in full force and effect.

                           (b)  In the event of termination of this Agreement
pursuant to Sections 14.2, 14.3 or 14.4, all obligations of the parties to one another hereunder shall terminate, except for the survival of representations, warranties and agreements pursuant to Section 15.2, and except that the various agreements to be terminated hereby shall continue in full force and effect, and provided further that nothing herein shall prejudice the ability of a non-breaching party from seeking damages from any other party for

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



any breach of this Agreement pursuant to the indemnification provisions set forth in the International Escrow Agreement.


SECTION 15.                MISCELLANEOUS PROVISIONS

         15.1 Costs and Expenses. International shall pay its own legal, accounting and other professional fees and due diligence expenses and those of all parties hereto in connection with the preparation, execution, delivery and performance of the terms of this Agreement; provided, however, that NDA and GUCT shall each pay 50% of the legal, accounting and other professional fees and due diligence expenses incurred by NDA if the transaction fails to close for any reason, provided further that if such failure to close is due solely to the fault of any party other than NDA or an NDA Stockholder, GUCT shall pay 100% of all such expenses and fees; and provided further that if such failure to close is due solely to the fault of any party other than GUCT, NDA shall pay 100% of all such expenses and fees.

         15.2  Survival of Representations and Warranties.
                  (a) Except as set forth in subparagraph (b) hereof, all
of the representations and warranties contained herein or in any certificate, statement, document or instrument furnished hereunder or under the Other Agreements shall survive (even if the party to whom any such representation or warranty was made knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) for a period of one year following the Closing Date (the "Survival Period"), after which all liability with respect to such representations and warranties shall terminate, except as to any alleged inaccuracy or breach thereof of which any party prior to the termination of such period shall have advised the other in writing, specifying in reasonable detail the representation or warranty that is alleged to be inaccurate or breached. The representations and warranties shall not be merged into any agreement, assignment or transfer document that may be executed and delivered at or subsequent to the Closing. The covenants of each party shall continue in full force and effect in accordance with their respective terms. All representations and warranties shall be deemed to have been relied upon, notwithstanding any such investigation or the decision by any party to nonetheless complete the Closing.

                  (b) All of the representations and warranties by GUCT contained herein or in any certificate, statement, document or instrument furnished hereunder or under the other Agreements shall survive beyond the Survival Period until the applicable statute of limitations in the case of any Action against or Damages sustained by an NDA Indemnified Party (as such terms are defined in the Escrow, Indemnification and Arbitration Agreement) resulting from, arising out of or in respect of the transfer of the "CT Plus" assets ("CT Plus Transfer") from JS Pathology Plc ("JSP") to UCT under either (i) the United Kingdom Insolvency Act or (ii) the United Kingdom Companies Act substantially to the effect that the CT Plus Transfer was a transfer of assets at a below market value and a deemed distribution at a time when JSP did not have sufficient distributable reserves.

                  (c) All of the representations and warranties by any party hereto contained herein or in any certificate, statement, document or instrument furnished hereunder or under the other Agreements shall survive beyond the Survival Period until the applicable statute of limitations in the case of fraud. As used in this Section 15.2(c), the term "fraud" shall mean an intentional or reckless misrepresentation or breach of warranty, or an intentional or reckless omission to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

         15.3 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to the conflicts of laws provisions thereof.

         15.4 Notices. All notices, approvals and other communications which may be or are required to be given, served or sent by either party pursuant to this Agreement, shall be in writing and shall be delivered personally, or sent by nationally recognized overnight courier service, or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         if to GUCT:

                  207-208 Neptune House
                  Marina Bay, Gibraltar
                  Attn: Chief Executive Officer

         with a copy to:

                  Unilabs SA
                  12, place Cornavin
                  1201 Geneva, Switzerland
                  Attn: Miguel Payro

         if to NDA:

                  260 Smith Street
                  Farmingdale, New York  11735
                  Attn:  Chief Executive Officer
         with a copy to:

                  Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. 190 Willis Avenue
                  Mineola, New York  11501
                  Attn:  Richard A. Lippe, Esq.

         if to NDA Stockholders:

                  c/o David Deutsch
                  260 Smith Street
                  Farmingdale, New York 11735

         with a copy to:

                  Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. 190 Willis Avenue
                  Mineola, New York  11501
                  Attn:  Richard A. Lippe, Esq.


Each party may designate by notice in writing as aforesaid a new address to which any notice, may thereafter be so given, served or sent. Each notice, which shall be mailed, sent or delivered in the manner described above, shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or, with respect to a facsimile the answer back being deemed conclusive confirmation of such delivery).

         15.5 Jurisdiction. The nature and jurisdiction of any legal proceedings commenced by any party arising out of any of the transactions or obligations contemplated by this Agreement (not including the International Stockholders' Agreement, International Registration Rights Agreement, or the Poly/LIVF Non-Competition Agreement or GUCT/UniHolding Non-Competition Agreement) shall be as provided under the International Escrow Agreement.

         15.6 No Third Party Beneficiary. This Agreement is entered into, and its provisions shall be, for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns.

         15.7 Sales and Transfer Taxes. All sales and transfer taxes (including taxes, if any, imposed upon the transfer of any of the Outstanding or Converted NDA shares, or the UCT or Pharmasoft Shares) and other taxes, filing, recording and registration fees and similar fees payable in connection with the contemplated transactions shall be paid by International when due on or following the Closing Date, except for taxes based upon the income or capital gains of any party or parties, with respect to consideration received on the transfer of any Outstanding or

Converted NDA Shares or, UCT Shares or Pharmasoft Shares owned by such party, which taxes will solely be the responsibility of such party.

         15.8 Assignment; Amendment; Waiver. No party shall assign any of or its rights or obligations under this Agreement whether by written agreement or operation of law, without the prior written consent of (i) NDA, (ii) GUCT, on behalf of itself and International; and (iii) not less than a majority in interest of the NDA Stockholders. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. No provision of this Agreement may be amended, modified, waived, discharged or terminated except by written agreement duly executed by each of (i) NDA; (ii) GUCT, on behalf of itself and International; and (iii) by not less than a majority in interest of NDA Stockholders; and then only to the extent set forth in such writing. Neither the waiver by any of the parties hereto of a breach of or a default under any one or more of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or the Other Agreements or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

         15.9 Entire Agreement; Severability. This Agreement embodies and constitutes the entire agreement and understandings between the parties with respect to the subject matter hereof and supersedes and cancels any prior oral or written agreement, letter of intent proposal executed or delivered by or on behalf of any of the parties or understanding related to the subject matter hereof. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

         15.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.11 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                           (a)   "Designated   Offering"  shall  mean  a  firmly
                  underwritten public offering of equity securities of International in an aggregate amount in excess of $5,000,000; provided that immediately following the consummation of such offering, International's shares are listed on a United States national stock exchange, the

                  National Association of Securities Dealers Automated quotation National Market or the National Association of Securities Dealers Automated Quotation Small-Cap Market.

                           (b) "person" shall mean an  individual,  corporation,
                  trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

         15.12 Effectiveness. This Agreement shall become effective upon its execution by (a) all of the parties hereto other than the NDA Stockholders, and
(b) NDA Stockholders who are the owners of at least 90% of the outstanding common stock of NDA. Any NDA Stockholders not executing this Agreement as provided in clause (b) above shall become parties hereto upon execution of an Instrument of Accession in the from attached as Annex 15.12 hereto.


                         [REMAINDER OF PAGE LEFT BLANK]

                           PAGE INTENTIONALLY OMITTED

                           PAGE INTENTIONALLY OMITTED

         IN  WITNESS   WHEREOF,   the  undersigned  have  executed  this  Master
Combination Agreement as of the date and year first written above.


                                              NDA CLINICAL TRIAL SERVICES, INC.


                                              By: _____________________________
                                                  Name:   David Deutsch
                                                  Title:  President


                                             LONG ISLAND VENTURE FUND, L.P.


                                             By: _____________________________
                                                  Name:    Paul Lowell
                                                  Title:  General Partner


                                           POLY VENTURES II, LIMITED PARTNERSHIP

                                             By:  POLY VENTURES ASSOCIATES II,
                                                   L.P., Its general partner

                                             By: _______________________________
                                                 Name: Robert Brill
                                                 Title:  General Partner


                                            GLOBAL UNILABS CLINICAL TRIALS, LTD.


                                            By:________________________________
                                               Name:
                                              Title:

                                            -----------------------------------
                                            DAVID DEUTSCH

                                            -----------------------------------
                                            RONALD GAMBARDELLA

                                            CAIN BROTHERS & COMPANY, INC.**


                                            By:_______________________________


                                            ----------------------------------
                                            JEFFREY PRISCO**

                                            ----------------------------------
                                            MICHAEL DIMARCO**

                                            ----------------------------------
                                            JAMES WAGNER**

                                            ----------------------------------
                                            JANET A. GAMBARDELLA**

                                            ----------------------------------
                                            DEREK DEUTSCH**

                                            ----------------------------------
                                            BRIAN DEUTSCH**

                                            ----------------------------------
                                            SANFORD KRIEGER**

                                            ----------------------------------
                                            MICHAEL MARKBREITER**

                                            ----------------------------------
                                            ROBERT F. RAUCCI**

                                            ----------------------------------
                                            GAIL SCHNEIDER**

                                            ----------------------------------
                                            MELVYN C. NOVATT**


                                            DAVSTAR II MANAGED INVESTMENT
                                            CORPORATION N.V.**


                                            By:_______________________________


                                            ----------------------------------
                                            STEVEN D. BERMAN**

                                            ----------------------------------
                                            ARTHUR FEIN**

                                            ----------------------------------
                                            JOHN J. REINERT**

                                            ----------------------------------
                                            LAWRENCE KARLIN**

                                            ----------------------------------
                                            MERRILL GOODMAN**

                                            ----------------------------------
                                            DEVRA LEE DAVIS**

                                            ----------------------------------
                                            RICHARD D. MORGENSTERN**

                                            ----------------------------------
                                            ERIC JOSS**


                                             NYS SCIENCE & TECHNOLOGY
                                              FOUNDATION**


                                            By:_______________________________



                                            ----------------------------------
                                            PETER T. JOSEPH**

                                            ----------------------------------
                                            MARK J. SCHWARTZ**

                                            ----------------------------------
                                            ROBERT WEINER**

                                            ----------------------------------
                                            STEVEN DISMAN**

                                            ----------------------------------
                                            STANLEY ASNIS**


                                            ** By:_____________________________
                                                      DAVID DEUTSCH,
                                                      Attorney-In-Fact

                             Instrument of Accession

         The terms and provisions of the Master Combination Agreement dated as of January __, 1997, among NDA, GUCT and various stockholders of NDA are hereby accepted and agreed to by the undersigned as of the date hereof.



------------------------                    -----------------------------------
Stockholder (Individual)                     Stockholder (Corporate/Partnership)


________________________                    By:________________________________
(Print Name)                                  (Authorized Signature)



Dated:  ________________                    _______________________________
                                            (Print Name and Title)